UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

N2OFF, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
☐	Fee paid previously with preliminary materials.

October                 , 2025

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of N2OFF, Inc. (the “Company”) to be held at 4:30 p.m., Israel time (9:30 a.m. EST), on December 16, 2025, at the offices of the Company’s legal counsel, Meitar | Law Offices, located at 16 Abba Hillel Road, 10th floor, Ramat Gan 5250608, Israel.

In order to facilitate your attendance at the annual meeting, we strongly encourage you to advise David Palach, our chief executive officer, by email at david@n2off.com or phone at +972-54-721-5315 if you plan to attend the meeting prior to 11:59 p.m., Israel time (4:59 p.m. EST), on December 15, 2025, so that we can timely provide your name to building security. In the event that you do not advise us ahead of time that you will be attending the annual meeting, we encourage you to arrive at the meeting no later than 4:00 p.m., Israel time (9:00 a.m. EST), in order to ensure that you are able to pass through security prior to the start of the meeting.

Your vote is very important, regardless of the number of shares of our voting securities that you own. I encourage you to vote by telephone, over the Internet, or by marking, signing, dating and returning your proxy card so that your shares will be represented and voted at the annual meeting, whether or not you plan to attend. If you attend the annual meeting, you will, of course, have the right to revoke the proxy and vote your shares in person.

If your shares are held in the name of a broker, trust, bank or other intermediary, and you receive notice of the annual meeting through your broker or through another intermediary, please vote or return the materials in accordance with the instructions provided to you by such broker or other intermediary, or contact your broker directly in order to obtain a proxy issued to you by your intermediary holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the meeting.

On behalf of the board of directors, I urge you to submit your proxy as soon as possible, even if you currently plan to attend the meeting in person.

Thank you for your support of our company.

Sincerely,

Amitay Weiss
Chairman

November , 2025

N2OFF, INC.

HaPardes 134 (Meshek Sander), Neve Yarak, 4994500 Israel (347) 468 9583

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 16, 2025

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of N2OFF, Inc., a Nevada corporation (the “Company”), will be held at 4:30 p.m., Israel time (9:30 a.m. EST), on December 16, 2025, at the offices of the Company’s legal counsel, Meitar | Law Offices, located at 16 Abba Hillel Road, 10th floor, Ramat Gan 5250608, Israel. We will consider and act on the following items of business at the Annual Meeting:

(1)	Election of two Class I directors to serve on our board of directors for a term of three years or until their successors are elected and qualified, for which Ronen Rosenbloom and Israel Berenstein are the nominees (the “Director Election Proposal”).

(2)	Approval of increase in shares available for issuance under the Save Foods, Inc. 2022 Share Incentive Plan (the “2022 Plan Amendment”).

(3)	Advisory vote to approve a grant of shares to members of the Company’s board of directors, under the 2022 Plan (the “Advisory Vote on Grant of Shares”).

(4)	Ratification of the appointment of Somekh Chaikin, a member of KPMG International, as the Company’s independent auditors for the fiscal year ended December 31, 2025 (the “Auditor Appointment Proposal”).

(5)	Approval of the reincorporation of the Company in the State of Israel (the “Reincorporation Proposal”).

(6)	Such other business as may properly come before the Annual Meeting.

Stockholders are referred to the Proxy Statement accompanying this notice for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the board of directors recommends a vote FOR the election of the nominees for director named in the Director Election Proposal (Proposal 1); FOR the 2022 Plan Amendment (Proposal 2); Advisory Vote on Grant of Shares (Proposal 3); FOR the Auditor Appointment Proposal (Proposal 4) and FOR the Reincorporation Proposal (Proposal 5).

The board of directors has fixed the close of business on October 24, 2025 as the record date (the “Record Date”). Only holders of record of shares of our common stock as of the Record Date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the Annual Meeting or any postponement or adjournment of the Annual Meeting in person, we request that you vote by telephone, over the Internet, or by completing, signing and mailing your proxy card to ensure that your shares will be represented at the Annual Meeting.

If your shares are held in the name of a broker, trust, bank or other intermediary, and you receive notice of the Annual Meeting through your broker or through another intermediary, please vote online, by telephone or by completing and returning the voting instruction form in accordance with the instructions provided to you by such broker or other intermediary, or contact your broker directly in order to obtain a proxy issued to you by your intermediary holder to attend the Annual Meeting and vote in person. Failure to do any of the foregoing may result in your shares not being eligible to be voted at the Annual Meeting.

By Order of The Board of Directors,

Amitay Weiss
Chairman

November ,2025

N2OFF, INC.

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On December 16, 2025

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” the “Company,” or “N2OFF” refer to N2OFF, Inc., a Nevada corporation, and its direct and indirect subsidiaries. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our voting securities, which consist of our common stock, par value $0.0001 per share.

The accompanying proxy is solicited by the board of directors on behalf of N2OFF, Inc., a Nevada corporation, to be voted at the 2025 annual meeting of stockholders of the Company (the “Annual Meeting”) to be held on December 16, 2025, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Annual Meeting. This Proxy Statement and accompanying form of proxy are expected to be first sent or given to stockholders on or about November 4, 2025.

The executive offices of the Company are located at, and the mailing address of the Company is, HaPardes 134 (Meshek Sander), Neve Yarak, 4994500 Israel.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY

MATERIALS FOR

THE ANNUAL STOCKHOLDER MEETING TO BE HELD ON DECEMBER 16, 2025:

Our official Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and

2025 Annual Report to Stockholders are available at:

www.proxyvote.com

Table of Contents

ABOUT THE ANNUAL MEETING	1

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS	6

REPORT OF THE AUDIT COMMITTEE	12

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	12

PROPOSAL 1: ELECTION OF CLASS i DIRECTORS	13

EXECUTIVE OFFICERS	15

EXECUTIVE COMPENSATION	16

PROPOSAL 2: APPROVAL OF AMENDMENT TO THE 2022 PLAN	17

PROPOSAL 3: Advisory vote to approve a grant of shares to members of the Company’s board of directorS	20

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF sOMEKH CHaikin, CERTIFIED PUBLIC ACCOUNTANTS, A MEMBER OF KPMG International, AS The company’s INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	20

PROPOSAL 5: APPROVAL OF REINCOROPORATION PROPOSAL	21

ANNEX A – SECOND AMENDMENT TO THE SAVE FOODS, INC. 2022 SHARE INCENTIVE PLAN	A-1

ANNEX B – FORM OF CERTIFICATE OF AMENDMENT	B-1

ANNEX C – AGREEMENT AND PLAN OF MERGER	C-1

ANNEX D – ARTICLES OF ASSOCIATION FOR SURVIVING COMPANY	D-1

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ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person whom you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a street name holder, you must obtain a proxy from your broker or intermediary in order to vote your shares in person at the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the Securities and Exchange Commission (the “SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice, including the following:

(1)	Election of two Class I directors to serve on our board of directors for a term of three years or until their successors are elected and qualified, for which Ronen Rosenbloom and Israel Berenstein are the nominees (the “Director Election Proposal”).

(2)	Approval of increase in shares available for issuance under the Save Foods, Inc. 2022 Share Incentive Plan (the “2022 Plan Amendment” and the “2022 Plan”, respectively).

(3)	Advisory vote to approve a grant of shares to members of the Company’s board of directors, under the 2022 Plan, and subject to the approval of the 2022 Plan Amendment (the “Advisory Vote on Grant of Shares”).

(4)	Ratification of the appointment of Somekh Chaikin, a member of KPMG International, as the Company’s independent auditors for the fiscal year ended December 31, 2025 (the “Auditor Appointment Proposal”).

(5)	Approval of the reincorporation of the Company in the State of Israel (the “Reincorporation Proposal”).

(6)	Such other business as may properly come before the Annual Meeting.

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What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send only one Proxy Statement to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate notice or proxy statement in the future, he or she may contact N2OFF, Inc., HaPardes 134 (Meshek Sander), Neve Yarak, 4994500 Israel, Attn: David Palach, chief executive officer, or via email to david@n2off.com or phone at +972-54-721-5315. Eligible stockholders of record receiving multiple copies of our Notice and Proxy Statement can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other intermediary can request householding by contacting the intermediary.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the Notice or Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple proxy cards or voting instruction forms. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction form for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and also hold shares in a brokerage account, you will receive a proxy card for shares held in your name and a voting instruction form for shares held in street name. Please follow the directions provided in the Notice and in each proxy card or voting instruction form you receive to ensure that all your shares are voted.

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on October 24, 2025 (the “Record Date”). The Record Date is established by the board of directors as required by Nevada law. On the Record Date, 2,682,483 shares of common stock were issued and outstanding.

Who is entitled to vote at the Annual Meeting?

Holders of common stock at the close of business on the Record Date may vote at the Annual Meeting.

What are the voting rights of the stockholders?

On each matter to be voted upon at the Annual Meeting, you have one vote for each share of common stock you own as of the Record Date.

What is the quorum requirement?

In accordance with the Company’s Bylaws, as amended (the “Bylaws”), the holders of not less than 33.33% of the voting power of all of the shares of the capital stock entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the holders of voting stock representing a majority of the voting power present at the Annual Meeting or the presiding officer may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Securities Transfer Corporation, our stock transfer agent, you are considered the stockholder of record with respect to those shares. The Notice has been sent directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other intermediary, the intermediary is considered the record holder of those shares. You are considered the beneficial owner of those shares, and your shares are held in “street name.” The Notice and Proxy Statement, along with a voting instruction form, have been forwarded to you by your intermediary. As the beneficial owner, you have the right to direct your intermediary concerning how to vote your shares by using the voting instruction form they included in the mailing or by following their instructions for voting.

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What is a broker non-vote?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares.

If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank, or other agent indicates on a proxy that it does not have discretionary authority to vote certain shares on a non-routine proposal, then those shares will be treated as broker non-votes.

Of the proposals described in this Proxy Statement, Proposals 1, 2, 3 and 5 are considered “non-routine” matters. Proposal 4 is considered a “routine” matter. Accordingly, your broker does not have discretionary authority to vote your shares with respect to the Director Election Proposal (Proposal 1), the 2022 Plan Amendment (Proposal 2), the Advisory Vote on Grant of Shares (Proposal 3) or the Reincorporation Proposal (Proposal 5), in the absence of specific instructions from you. With respect to the Auditor Appointment Proposal (Proposal 4), your broker will have the discretion to vote your shares even if you do not provide your broker with specific instructions on that proposal.

How do I vote my shares?

Your vote is very important to us. Whether or not you plan to attend the Annual Meeting, please vote by proxy in accordance with the instructions on your proxy card or voting instruction form (from your broker or other intermediary). There are three convenient ways of submitting your vote:

●	By Telephone or Internet – All record holders can vote by touchtone telephone from the United States using the toll free telephone number on the proxy card, or over the Internet (at www.proxyvote.com), using the procedures and instructions described on the proxy card. “Street name” holders may vote by telephone or Internet if their bank, broker or other intermediary makes those methods available, in which case the bank, broker or other intermediary will enclose the instructions with the proxy materials. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been recorded properly.

●

In Person – All record holders may vote in person at the Annual Meeting. “Street name” holders may vote in person at the Annual Meeting if their bank, broker or other intermediary has furnished a legal proxy. If you are a “street name” holder and would like to vote your shares by proxy, you will need to ask your bank, broker or other intermediary to furnish you with an intermediary issued proxy. You will need to bring the intermediary issued proxy with you to the Annual Meeting and hand it in with a signed ballot that will be provided to you at the Annual Meeting. You will not be able to vote your shares without an intermediary issued proxy. Note that a broker letter that identifies you as a stockholder is not the same as an intermediary issued proxy.

There may be limitations on our ability to hold the Annual Meeting in person this year. See “Do you plan to hold the Annual Meeting in person this year?” below.

●	By Written Proxy or Voting Instruction Form – All record holders can vote by written proxy card, if they have requested to receive printed proxy materials. If you are a “street name” holder and you request to receive printed proxy materials, you will receive a voting instruction form from your bank, broker or other intermediary.

The board of directors has appointed David Palach, chief executive officer, to serve as proxy for the Annual Meeting.

If you complete and sign the proxy card but do not provide instructions for one or more of the proposals, then the designated proxy will or will not vote your shares as to those proposals, as described under “What if I do not specify how I want my shares voted?” below. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxy will vote your shares in accordance with applicable law and his judgment.

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If you hold your shares in “street name,” and complete the voting instruction form provided by your broker or other intermediary except with respect to one or more of the proposals, then, depending on the proposal(s), your broker may be unable to vote your shares with respect to those proposal(s). See “What is a broker non-vote?” above.

Even if you currently plan to attend the Annual Meeting, we recommend that you vote by telephone or Internet or return your proxy card or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

Who counts the votes?

A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

What are my choices when voting?

In the Director Election Proposal (Proposal 1), stockholders may vote for all director nominees or may withhold their votes as to one or both director nominees. With respect to the 2022 Plan Amendment (Proposal 2), the Advisory Vote on Grant of Shares (Proposal 3), the Auditor Appointment Proposal (Proposal 4) and the Reincorporation Proposal (Proposal 5), stockholders may vote for the proposal, against the proposal, or abstain from voting on the proposal.

What are the board of directors’ recommendations on how I should vote my shares?

The board of directors recommends that you vote your shares as follows:

Proposal 1—FOR the election of each of the nominees for director under the Director Election Proposal.

Proposal 2—FOR the 2022 Plan Amendment.

Proposal 3—FOR the Advisory Vote on Grant of Shares.

Proposal 4—FOR the Auditor Appointment Proposal.

Proposal 5—FOR the Reincorporation Proposal.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed, executed proxy card that does not specify how you want to vote your shares on one or more proposals, the proxy will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

Proposal 1—FOR the election of each of the nominees for director under the Director Election Proposal.

Proposal 2—FOR the 2022 Plan Amendment.

Proposal 3—FOR the Advisory Vote on Grant of Shares.

Proposal 4—FOR the Auditor Appointment Proposal.

Proposal 5—FOR the Reincorporation Proposal.

If you are a street name holder and do not provide voting instructions on one or more proposals, your bank, broker or other intermediary may be unable to vote those shares. See “What is a broker non-vote?” above.

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Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

●	Attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares by ballot at the Annual Meeting to revoke your proxy.

●	Voting again by telephone or over the Internet (only your latest telephone or Internet vote submitted prior to the Annual Meeting will be counted).

●	If you requested and received written proxy materials, completing and submitting a new valid proxy bearing a later date.

●	Giving written notice of revocation to the Company addressed to David Palach, chief executive officer, at the Company’s address above, which notice must be received before noon, Eastern Standard time on December 15, 2025.

If you are a street name holder, your bank, broker or other intermediary should provide instructions explaining how you may change or revoke your voting instructions.

What percentage of the vote is required to approve each proposal?

Assuming the presence of a quorum:

●	Proposal 1 - the plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III Directors under the Director Election Proposal (Proposal 1).

●	Proposal 2 - pursuant to Section 5635 of The Nasdaq Stock Market LLC (the “Nasdaq Rules”) and Section 78.390 of the Nevada Revised Statues, the 2022 Plan Amendment (Proposal 2) will require approval by a majority of votes cast. Abstentions and broker non-votes, which are not considered “votes cast,” will have no effect on the outcome of the 2022 Plan Amendment (Proposal 2).

●	Proposal 3 - the Advisory Vote on Grant of Shares (Proposal 3) is a non-binding advisory vote that is (1) subject to the approval of Proposal 2 and (2) will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person or by proxy at the Annual Meeting entitled to vote on such proposal. Abstentions and broker non-votes will have no effect on the outcome of the Advisory Vote on Grant of Shares (Proposal 3). Proposal 3 will not be treated as approved if Proposal 2 if not approved even if the requisite majority of shares of common stock vote in favor of this non-binding advisory vote.

●	Proposal 4 - the Auditor Appointment Proposal (Proposal 4) will require the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting entitled to vote on such proposal. Abstentions and broker non-votes will have no effect on the outcome of the Auditor Appointment Proposal (Proposal 4). Because this proposal is a routine matter, brokers will have discretionary voting on this matter if they do not receive instructions.

●	Proposal 5 - the affirmative vote of a majority of the outstanding shares of Common Stock of the Company is required to approve the Reincorporation Proposal (Proposal 5). Abstentions will only be counted toward the tabulations of voting power present and entitled to vote on the Reincorporation Proposal (Proposal 5) and will have the same effect as votes AGAINST the proposal. Brokers do not have discretion to vote on the proposal to approve the Reincorporation Proposal (Proposal 5) and broker non-votes will have the same effect as votes AGAINST the proposal.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. Under Nevada Revised Statutes stockholders are not entitled to any appraisal rights or similar rights of dissenters with respect to the matters to be voted on at the Annual Meeting.

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What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our board of directors is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, intermediaries and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to stockholders and obtaining beneficial owner’s voting instructions. We may use officers and employees of the Company to solicit proxies.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the person named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

The Company expects to publish the voting results in a Current Report on Form 8-K, which it expects to file with the SEC within four business days following the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional material, please feel free to contact David Palach, our chief executive officer, by email at david@n2off.com or phone at +972-54-721-5315.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

Director Independence

Our board of directors has determined that Ronen Rosenbloom, Israel Berenstain, Eliahou Arbib, Udi Kalifi, Liat Sidi and Asaf Itzhaik do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of the Nasdaq.

Board Committees

Our board of directors has established an audit committee, a nominating and corporate governance committee and a compensation committee, each of which has the composition and responsibilities described below.

Audit Committee. Our audit committee consists of Udi Kalifi, Eliahou Arbib and Ronen Rosenbloom, with Udi Kalifi serving as chair. Our board of directors has affirmatively determined that Udi Kalifi, Eliahou Arbib and Ronen Rosenbloom each meet the definition of “independent director” for purposes of serving on the audit committee under Rule 10A-3 under the Exchange Act of 1934, as amended (“Exchange Act”) and Nasdaq rules. Each member of our audit committee also meets the financial literacy requirements of Nasdaq listing standards. In addition, our board of directors has determined that Udi Kalifi qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. The audit committee held a total of five meetings and acted four times by unanimous written consent during the year ended December 31, 2024. Our board of directors adopted a written charter for the audit committee, which is available on our corporate website at www.n2off.com. The audit committee is responsible for, among other things:

●	appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;

●	discussing with our independent registered public accounting firm their independence from management;

●	reviewing with our independent registered public accounting firm the scope and results of their audit;

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●	approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

●	overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the quarterly and annual consolidated financial statements that we file with the SEC;

●	overseeing our financial and accounting controls and compliance with legal and regulatory requirements;

●	reviewing our policies on risk assessment and risk management;

●	reviewing related person transactions; and

●	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

Nominating and Corporate Governance Committee. Our nominating and corporate governance committee consists of Ronen Rosenbloom, Israel Berenstein and Eliahou Arbib, with Ronen Rosenbloom serving as chair. Our board of directors adopted a written charter for the nominating and corporate governance committee, which is available on our corporate website at www.n2off.com. The nominating and corporate governance committee held no meetings and acted one time by unanimous written consent during the year ended December 31, 2024. The Nominating and Corporate Governance Committee is responsible for, among other things:

●	identifying individuals qualified to become members of our board of directors, consistent with criteria approved by our board of directors;

●	overseeing our succession plan for the CEO and other executive officers;

●	overseeing the evaluation of the effectiveness of our board of directors and its committees; and

●	developing and recommending to our board of directors a set of corporate governance guidelines.

Compensation Committee. Our compensation committee consists of Ronen Rosenbloom, Israel Berenstein and Eliahou Arbib, with Israel Berenstein serving as chair. Our board of directors has determined that each of Ronen Rosenbloom, Israel Berenstein and Eliahou Arbib meet the definition of “independent director” for purposes of serving on the compensation committee under Nasdaq rules, including the heightened independence standards for members of a compensation committee, and are “non-employee directors” as defined in Rule 16b-3 of the Exchange Act. Our board of directors adopted a written charter for the compensation committee, which is available on our corporate website at www.n2off.com. The compensation committee held one meeting and acted four times by unanimous written consent during the year ended December 31, 2024. The Compensation Committee is responsible for, among other things:

●	reviewing and approving the compensation of our chief executive officer and other executive officers;

●	reviewing and making recommendations to the board of directors regarding director compensation; and

●	appointing and overseeing any compensation consultants.

Meetings and Attendance

The board of directors held a total of twelve meetings and acted seventeen times by unanimous written consent during the year ended December 31, 2024, and each director attended all board meetings and committee meetings held during the period for which he or she was a director and a committee member, except that Mr. Rosenbloom did not attend one board meeting. We do not have a policy requiring director attendance at stockholder meetings, but members of our board of directors are encouraged to attend.

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Board Leadership Structure

The board of directors is committed to promoting effective, independent governance of the Company. Our board of directors believes it is in the best interests of the stockholders and the Company for the board of directors to have the flexibility to select the best director to serve as chairman at any given time, regardless of whether that director is an independent director or the chief executive officer. Consequently, we do not have a policy governing whether the roles of chairman of the board of directors and chief executive officer should be separate or combined. This decision is made by our board of directors, based on the best interests of the Company considering the circumstances at the time.

Currently, the offices of the chairman of the board of directors and the chief executive officer are held by two different people. Amitay Weiss is our chairman of the board of directors and David Palach is our chief executive officer. The chief executive officer is responsible for the day to day leadership and performance of the Company, while the chairman of the board of directors provides guidance to the chief executive officer and sets the agenda for board meetings and presides over meetings of the board. We believe that separation of the positions reinforces the independence of the board in its oversight of the business and affairs of the Company, and creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the board of directors to monitor whether management’s actions are in the best interests of the Company and its stockholders.

Under our articles of incorporation, our board of directors is divided into three classes with staggered three-year terms. Each class of directors consists, as nearly as possible, of one-third of the total number of directors constituting the entire board of directors. At each annual meeting of our stockholders, the election or re-election of directors following the expiration of the term of office of the directors of that class of directors will be for a term of office that expires on the third annual meeting following such election or re-election, such that from the Annual Meeting and thereafter, each year the term of office of only one class of directors will expire.

Our directors are divided among the three classes as follows:

●	the Class I directors are Ronen Rosenbloom and Israel Berenstein, and their terms will expire at the Annual Meeting;

●	the Class II directors are Amitay Weiss, Liat Sidi and Asaf Itzhaik and their terms will expire at our annual meeting of our stockholders to be held in 2026; and

●	the Class III directors are Eliahou Arbib and Udi Kalifi, and their terms will expire our annual meeting of our stockholders to be held in 2027.

Role in Risk Oversight

Our board of directors is responsible for overseeing our risk management process. Our board of directors focuses on our general risk management strategy, the most significant risks facing us, and oversees the implementation of risk mitigation strategies by management. Our audit committee is also responsible for discussing our policies with respect to risk assessment and risk management. Our board of directors believes its administration of its risk oversight function has not negatively affected our board of directors’ leadership structure.

Code of Business Conduct and Ethics

We adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is posted on our website, www.n2off.com. In addition, we post on our website all disclosures that are required by law or Nasdaq listing standards concerning any amendments to, or waivers from, any provision of the code. In addition, a copy of the Code of Ethics will be provided without charge upon written request to the Company’s Secretary, c/o N2OFF, Inc., HaPardes 134 (Meshek Sander), Neve Yarak, 4994500 Israel.

Communications with the Board of Directors

A stockholder who wishes to communicate with our board of directors, any committee of our board of directors, the non-management directors or any particular director, may do so by writing to such director or directors in care of the Secretary, c/o N2OFF, Inc., HaPardes 134 (Meshek Sander), Neve Yarak, 4994500 Israel. Our chief executive officer will forward such communication to the full board of directors, to the appropriate committee or to any individual director or directors to whom the communication is addressed, unless the communication is unrelated to the duties and responsibilities of our board of directors (such as spam, junk mail and mass mailings, ordinary course disputes over fees or services, personal employee complaints, business inquiries, new product or service suggestions, resumes and other forms of job inquiries, surveys, business solicitations or advertisements) or is unduly hostile, threatening, illegal, or harassing, in which case our secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

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Anti-Hedging Policy

Pursuant to our Insider Trading Policy, our directors, officers and employees, consultants and contractors, are prevented from engaging in hedging or monetization transactions, as such transactions allow individuals to continue to own our securities without the full risks and rewards of ownership and as a result, not have the same objectives as other stockholders.

Director Nomination Policies

We have a standing nominating and corporate governance committee consisting entirely of independent directors. The director nominees for reelection at the Annual Meeting were recommended to the board by the nominating and corporate governance committee for selection.

The nominating and corporate governance committee will consider all proposed nominees for the board of directors, including those properly put forward by stockholders. Stockholder nominations should be addressed to the nominating and corporate governance committee in care of the Secretary, c/o N2OFF, Inc., HaPardes 134 (Meshek Sander), Neve Yarak, 4994500 Israel, in accordance with the provisions of the Company’s amended and restated bylaws. The nominating and corporate governance committee annually reviews with the board the applicable skills and characteristics required of board nominees in the context of current board composition and our circumstances. In making its recommendations to the board, the nominating and corporate governance committee considers all factors it considers appropriate, which may include experience, accomplishments, education, understanding of the business and the industry in which we operate, specific skills, general business acumen and the highest personal and professional integrity. Generally, the nominating and corporate governance committee will first consider current board members because they meet the criteria listed above and possess an in-depth knowledge of us, our history, strengths, weaknesses, goals and objectives. This level of knowledge has proven very valuable to us. In determining whether to recommend a director for re-election, the nominating and corporate governance committee also considers the director’s past attendance at meetings and participation in and contributions to the activities of the board.

The board and the nominating and corporate governance committee aim to assemble a diverse group of board members and believe that no single criterion such as gender or minority status is determinative in obtaining diversity on the board. The board defines diversity as differences of viewpoint, professional experience, education and skills such as a candidate’s range of experience serving on other public company boards, the balance of the business interest and experience of the candidate as compared to the incumbent or other nominated directors, and the need for any particular expertise on the board or one of its committees.

Certain Related Transactions and Relationships

The following is a description of transactions since January 1, 2023, to which we were a party or will be a party, in which the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and any of our directors, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Plantify Securities Exchange

On March 31, 2023, we entered into a securities exchange agreement with Plantify pursuant to which each of the respective parties agreed to issue to the other party 19.99% of its issued and outstanding capital stock. Upon the closing of the transaction on April 5, 2023, we issued 4,753 shares of Common Stock to Plantify, which amount represented 19.99% of our outstanding capital stock as of immediately prior to the closing (and 16.66% of our outstanding capital stock as of immediately following the closing), and Plantify issued 150,022 of its common shares to us which represented 19.99% of Plantify’s outstanding capital stock as of immediately prior to the closing (and 16.66% of Plantify’s outstanding capital stock as of immediately following the closing). In connection with the execution of the agreement, Plantify issued us a convertible debenture (the “Debenture”) in the principal amount of CDN$1,500,000 (approximately $1,124,000) which accrues interest at the rate of 8% annually and matures and is due and payable by Plantify on October 4, 2024. The outstanding principal may be converted, at our sole discretion, into common shares of Plantify at a price per share of CDN$0.05 until the first anniversary of the Debenture issuance date and CDN$0.10 per share thereafter. Accrued interest under the Debenture is convertible at the market price of Plantify’s common shares, subject to Toronto Stock Exchange -Venture Exchange (“TSXV”) approval, at the time of conversion. Payment and other obligations under the Debenture are secured by all of the property and assets of Plantify’s subsidiary, Peas of Bean Ltd. On September 7, 2023, the Company purchased an additional 275,022 common shares of Plantify. As a result, the Company currently owns 23.13% of Plantify’s issued and outstanding share capital.

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On November 15, 2024, we entered into that Settlement Agreement with Plantify, pursuant to which Plantify issued the Settlement Shares to us and we released and discharged Plantify from all claims, demands, obligations and damages arising under or related to the Debt and released the shares of Plantify’s subsidiary, Peas of Bean Ltd., the collateral securing the convertible debenture. As a result of the issuance of the Settlement Shares, we owned approximately 65% of the outstanding shares of Plantify for a limited period from December 5, 2024 until December 20, 2024. On December 20, 2024, Plantify notified us that it had issued its common shares in a private placement offering which resulted in us owning approximately 27% of the outstanding shares of Plantify. On January 12, 2025, Plantify informed us that it issued additional shares to an additional lender as a debt settlement. As a result of such issuance, our share ownership of Plantify decreased to approximately 25%.

Asaf Itzhaik and Israel Berenstein, directors of the Company are members of the board of directors of Plantify.

MitoCareX Agreement

On October 16, 2025, we closed the transactions contemplated under the Agreement and Plan of Merger, by and among MitoCareX Bio Ltd., SciSparc Ltd., Alon Silberman (“Alon”) and Prof. Ciro Leonardo Pierri, dated February 25, 2025, as amended (the “MitoCareX Agreement”). Alon, one of the Sellers and the chief executive officer of MitoCareX, is the brother of Kfir Silberman, the owner of Pure Capital, a 5% stockholder of and a lender to the Company. Each of Amitay Weiss and Liat Sidi, board members of the Company, also serve as board members of SciSparc, a Seller, under the MitoCareX Agreement.

Under the MitoCareX Agreement, the Sellers will be entitled, collectively to 30% of the gross proceeds of any financing by the Company within five years of the closing up to $1,600,000.

MitoCareX Loans

On each of December 22, 2024, March 12, 2025, May 22, 2025, and August 17, 2025, we entered into loan agreements with MitoCareX and Pure Capital, pursuant to which we agreed to lend an aggregate of $250,000 to MitoCareX. Pure Capital agreed to guarantee the repayment of such loans. On May 22, 2025, the terms of the December 22, 2024 and the March 12, 2025 loans were extended by 180 days. Pure Capital is owned by Kfir Silberman, the brother of Alon, the chief executive officer of MitoCareX.

Solterra Transactions

On June 30, 2024, we entered into a Loan Agreement (the “Loan Agreement”) with Solterra Renewable Energy Ltd. (“SRE”) and other lenders signatory thereto, pursuant to which such lenders committed to loan SRE an aggregate principal amount of €500,000 (€375,000 of which was committed by us), with interest accruing on the principal at the rate of 7% per annum, to be paid annually beginning June 30, 2025.

In connection with the Loan Agreement, on July 31, 2024, we entered into a Loan and Partnership Agreement (the “Loan and Partnership Agreement”) with Horizons RES PE1 UG (haftungsbeschränkt) & Co. KG (the “Partnership”), SRE, and other lenders signatory thereto (collectively, the “Lenders”), pursuant to which the Lenders committed to loan the Partnership (the “SRE Loan”) an aggregate principal amount of €2,080,000 (€1,560,000 of which was committed by us).

On June 23, 2025, in accordance with Addendum No. 1 to the SRE Loan and Partnership Agreement, the Lenders provided €25,000 in additional funding and on September 8, 2025, the Partnership entered into Addendum No. 2 to the SRE Loan and Partnership Agreement, pursuant to which the Lenders agreed to provide additional funding in the aggregate principal amount of €600,000.

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Amitay Weiss, also serves as a member of the board of directors of Solterra Energy Ltd. (“Solterra Energy”), the parent company of SRE.

On November 27, 2024, we acquired 100,000 shares of Solterra Energy for a total consideration of NIS 300,000 (approximately $82,000). Subsequently, on December 31, 2024, we acquired an additional 167,000 shares of Solterra Energy for a total consideration of NIS 501,000 (approximately $137,000).

Amitay Weiss, a director of the Company, also serves as a board member of Solterra Energy.

On February 24, 2025, we entered into a shareholder’s agreement with Solterra Brand Services Italy SRL, an Italian company (“SB”), and its wholly owned Israeli subsidiary, SB Impact 4 Ltd. (“SBI4” and the “SHA”, respectively) pursuant to which our wholly-owned subsidiary, NITO Renewable will acquire 70% of SBI4’s shares from SB in order to finance two battery storage projects in Sicily, Italy.

According to the SHA, we will lend €2,300,000 to SBI4 for financing two battery storage projects in Sicily, Italy, with the loan accruing interest at 7% per annum. The SHA includes a right of repurchase for SB if we fail to provide drawdown amounts in accordance with the terms of the SHA. Financing may be sought from Shareholders (as defined in the SHA) if external options are unavailable, with unaccepted portions convertible into equity. Profits from the sales of PV Projects will be distributed based on share ownership, with adjustments as follows: if the selling price per megawatt (“MW”) (i) does not exceed €30,000, each party will receive profits according to its pro-rata share ownership of SBI4; (ii) exceeds €30,000 up to €60,000 per MW, SB will receive 40% of the profit (10% above its pro-rata share) and we will receive 60% of the profit; and (iii) exceeds €60,000 per MW, SB will receive 50% of the net profit (20% above its pro-rata share) and we will receive 50% of the net profit. Share transfer restrictions apply, requiring consent and adherence to the terms of the SHA. A party will cease to be a party to the SHA if its shareholding drops below 10%.

Pure Capital

On October 1, 2024, the Company entered into a facility agreement with L.I.A. Pure Capital Ltd. (“Pure Capital”) for financing of up to EUR 6,000,000 (the “Pure Capital Credit Facility”), EUR 2,000,000 of which may be used to finance one project in Germany, and the remaining EUR 4,000,000 for any other projects subject to pre-approval by the Pure Capital. Interest under the Pure Capital Credit Facility will accrue at the rate of 7% per annum and is payable in advance by the Company and deducted from each drawdown for a period of twenty-four months. The Pure Capital Credit Facility will terminate on the earlier of the drawdown of all of the EUR 6,000,000 or five years from the date of the facility agreement (the “Drawdown Period”). The Company must repay amounts borrowed under the Pure Capital Credit Facility from the proceeds derived from the pre-approved projects or 33% of the proceeds from other Company financing transactions during the Drawdown Period. Thereafter, any unpaid amount may be paid from any other sources. In addition, under the facility agreement, the Company agreed to issue the Pure Capital a five-year warrant (the “Warrant”) to purchase 52,858 shares of its common stock (the “Warrant Shares”), with an exercise price of $3.5 per share. The Warrant Shares will be exercisable immediately after the issuance. Furthermore, the exercise price and number of Warrant Shares are subject to adjustments upon the issuance of common stock, issuance of options, issuance of convertible securities and stock combination events, as detailed in the Warrant. In the event of a fundamental transaction, as detailed in the Warrant, the successor entity will be required to assume the Company’s obligations under the Warrant. The Pure Capital may also request the Company to buy back the Warrant for its Black Scholes Value in cash. As of October [_], 2025 , drawdowns of approximately EUR 1,023,000 and repayments of approximately EUR 1,014,750 were made under the Facility Agreement.

Pure Capital has agreed, pursuant to a waiver agreement with the Company, dated December 5, 2024, (“Waiver Agreement”) not to exercise the Warrant until the Company has obtained stockholder approval (“Stockholder Approval”). The Facility Agreement also provides that the Company is required to file a resale registration statement with the Commission within 75 days of the date of the Facility Agreement. Pursuant to the Waiver Agreement, Pure Capital agreed that such resale registration agreement will be required to be filed within 30 days from the date that Stockholder Approval is obtained. Stockholder Approval was obtained at our special general meeting of stockholders held on September 25, 2025.

From January 2, 2023 through July 2025, the Company issued an aggregate of 33,533 shares to Pure Capital for consulting services provided to the Company. An additional 409 shares are held by Kfir Silberman, the owner of Pure Capital.

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REPORT OF THE AUDIT COMMITTEE

The audit committee has reviewed and discussed the Company’s audited financial statements and related footnotes for the year ended December 31, 2024, and the independent auditor’s report on those financial statements, with management and with our independent auditor, Somekh Chaikin, member firm of KPMG International (“Somekh”). The audit committee has also discussed with Somekh the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T and the SEC. The audit committee has also received the written disclosures and the letter from Somekh required by applicable requirements of the Public Company Accounting Oversight Board regarding Somekh’s communications with the audit committee concerning independence, and has discussed with Somekh that firm’s independence.

Based on the review and the discussions referred to in the preceding paragraph, the audit committee determined that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC.

The Audit Committee:

Udi Kalifi
Eliahou Arbib
Ronen Rosenbloom

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below provides information regarding the beneficial ownership of our common stock as of October 24, 2025 of (i) each of our current directors, (ii) each of the Named Executive Officers, (iii) all of our current directors and executive officers as a group, and (iv) each person (or group of affiliated persons) known to us who owns more than 5% of our outstanding common stock.

The beneficial ownership of our common stock is determined in accordance with the rules of the SEC. Under these rules, a person is deemed to be a beneficial owner of a security if that person directly or indirectly has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the SEC rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary interest.

The percentage of shares of common stock beneficially owned is based on 2,682,483 shares of common stock outstanding as of October 24, 2025.

Each person listed below has sole voting and investment power with respect to the shares beneficially owned and the address for each such beneficial owner is c/o N2OFF, Inc., HaPardes 134 (Meshek Sander), Neve Yarak, 4994500 Israel.

Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned
Holders of more than 5% of our voting securities
SciSparc Ltd.	490,751	18.29%
Dr. Alon Silberman	454,127	16.93%
Prof. Ciro Leonardo Pierri	227,064	8.46%
Directors:
Amitai Weiss	12,858	* %
Eliahou Arbib	1,844	*
Udi Kalifi	1,958	*
Israel Berenstein	1,844	*
Ronen Rosenbloom	1,844	*
Liat Sidi	1,429	*
Asaf Itzhaik	1,429	*
Executive Officers:
David Palach	29,144	1.09%
Lital Barda	14,370	* %
All directors and executive officers as a group (9 persons)	66,720	2.49%

*	Less than 1%.

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DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our equity securities (“Reporting Persons”), to file with the SEC reports of ownership and changes in ownership. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such filings and representations from Reporting Persons we believe that during 2024, the Reporting Persons timely filed all such reports.

PROPOSAL 1: RE-ELECTION OF CLASS I DIRECTORS

The board of directors currently consists of seven members and is classified into three classes of similar size. The members of each class are elected in different years, so that only approximately one-third of the board is elected in any single year. As indicated below, we currently have two directors in Class I (with a term of office expiring at the Annual Meeting), three directors in Class II (with a term of office expiring in 2026), and two directors in Class III (with a term of office expiring in 2027). This year, the board of directors have nominated Ronen Rosenbloom and Israel Berenstein, for re-election as Class I directors.

Each of Messrs. Rosenbloom and Berenstein has been nominated to serve for a term of office to expire at the annual meeting of the stockholders to be convened in 2028 or until his successor has been duly elected and qualified. Stockholders will be unable to vote for more than two persons. Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Assuming the presence of a quorum, the two director nominees who receive the most votes cast in the election of directors will be elected as Class I directors. Should any of the director nominees become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his stead, of any other person the board of directors may nominate or designate. Each of the director nominees has expressed his intention to serve the entire term for which election is sought.

Directors and Nominees

The following table sets forth the name, age and positions of the director nominees and each director currently serving on our board of directors:

Name	Age	Director Class	Position	Term Expiration
Ronen Rosenbloom	53	Class I	Director	2025 Annual Meeting
Israel Berenstein	54	Class I	Director	2025 Annual Meeting
Amitay Weiss	63	Class II	Chairman of the Board of Directors	2026 Annual Meeting
Asaf Itzhaik	53	Class II	Director	2026 Annual Meeting
Liat Sidi	51	Class II	Director	2026 Annual Meeting
Eliahou Arbib	59	Class III	Director	2027 Annual Meeting
Udi Kalifi	47	Class III	Director	2027 Annual Meeting

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Biographies

Biographies of Class II and Class III Directors Whose Current Terms Extend Beyond the Annual Meeting

Amitay Weiss has served as a member of our board of directors since August 2020 and as our chairman of the board of directors since May 24, 2021. Mr. Weiss also serves as a director in other public companies, including Solterra Energy since 2022, Arazim Investments Ltd. since 2020, Upsellon Brands Holdings Ltd. since 2020, Viewbix, Inc. since 2022, Jeff’s Brands Ltd. since 2022, and the Tomer Ltd., an Israeli governmental company since 2024. Mr. Weiss also serves as Chairman of the Board of Automax Motors Ltd., since 2021, Clearmind Medicine Inc., since 2019, SciSparc Ltd. since 2020, ParaZero Ltd. since 2022, Charging Robotics, Inc. since 2022, and Maris Tech Ltd. since 2023. In April 2016, Mr. Weiss founded Amitay Weiss Management Ltd., an economic consulting company and serves as its chief executive officer. Mr. Weiss also serves as chief executive officer of Gix Internet Ltd. since September 2022 (and served as a director since 2019, until 2022). Mr. Weiss holds a B.A in economics from New England College, an M.B.A. in business administration from Ono Academic College in Israel, an Israeli branch of University of Manchester and an LL.B. from the Ono Academic College. We believe that Mr. Weiss is qualified to serve on our board of directors because of his diverse business, management and leadership experience.

Eliahou Arbib has served as a member of our board of directors since January 2021. Mr. Arbib has also served as chairman of the board of directors of Chiron Refineries Ltd. (TASE: CHR) since September 2016. He is also the current owner and manager of Eliahou Arbib Law Offices, since May 2013. Prior to that, from 1993 until 2000, Mr. Arbib was the managing director of AA Arbib Agriculture Supply Ltd. Mr. Arbib holds an LL.B from the Law and Business Academic Center of Ramat Gan, Israel. Mr. Arbib has been an active member of the Israeli Bar Association since 2013 and served as deputy chairman of the Security and Defense Committee of the Israeli Bar Association since 2014. We believe Mr. Arbib is qualified to serve on our board of directors because of his legal expertise as well as experience in the field of agriculture.

Udi Kalifi has served as a member of our board of directors since May 2021. Mr. Kalifi has been the owner and manager of Udi Kalifi Law Offices since 2006. He has also served as a member of the board of directors of Matomi Media Group Ltd. (TASE: MTMY) since May 2020. Mr. Kalifi holds an LLB, BSc in Accounting and LLM from the Tel Aviv University, Israel and a master’s degree in law and economics from the University of Bologna, Humbourg and Roterdam. Mr. Kalifi has been an active member of the Israeli Bar Association since 2006. We believe Mr. Kalifi is qualified to serve on our board of directors due to his legal and finance experience.

Liat Sidi has served as a member of our board of directors since November 12, 2023. Ms. Sidi has served as manager of the accounting department for Foresight Autonomous Holdings Ltd. (Nasdaq and TASE: FRSX) since 2010. Additionally, since 2010, Ms. Sidi has served as an accountant at Sidi Liat Accounting Services, and since February 2025, has provided accounting services to Total Finance Ltd. Since August 2020, Ms. Sidi has served as a director of SciSparc Ltd. (Nasdaq: SPRC), and from October 2023 until January 2024 Ms. Sidi has served as a director of Plantify (TSXV: PTFY), and since November 2024 served as a director of Polyrizon Ltd (Nasdaq: PLRZ) Ms. Sidi previously served as an accountant for Panaxia Labs Israel Ltd. (TASE: PNAK) from 2015 to 2020 and as an accountant for Soho Real Estate Ltd. from 2015 to 2016. Ms. Sidi also served as an accountant for Feldman-Felco Ltd. from 2006 to 2010 and as an accountant for Eli Abraham Accounting Firm from 2000 to 2006. Ms. Sidi completed tax, finance and accounting studies at the Ramat Gan College of Accounting. Ms. Sidi is a certified public accountant in Israel. We believe Ms. Sidi is qualified to serve on our board of directors due to her extensive finance experience and experience with publicly traded companies.

Asaf Itzhaik has served as a member of our board of directors since December 2023. Mr. Itzhaik has served as the chief executive officer of A.K.A Optics Ltd., a manufacturer of adaptive optics, since 1994 and as a member of the board of directors of A.K.A Optics Ltd. since 1998. Mr. Itzhaik has served as a director of Plantify since August 2023 (TSX: PTFY), as a director of Jeffs’ Brands Ltd. (Nasdaq: JFBR) from August 2022 until November 2023, as a director of Clearmind Medicine Inc. (Nasdaq: CMND) since November 2022, as a director of Rani Zim Shopping Centers Ltd. (TASE: RANI) since August 2022, and as a director of Gix Internet Ltd. (TASE: GIX) since August 2021. Mr. Itzhaik is a certified optometrist and graduated from a program in corporate board leadership in Merkaz Hashilton Hamkomi, Israel. We believe Mr. Itzhaik is qualified to serve on our board of directors due to his diverse business experience, which we believe will assist the Company in any future potential merger and acquisitions activities.

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Biographies of Class I Directors Subject to Reelection at the Annual Meeting

Ronen Rosenbloom has served as a member of our board of directors since August 2020. Mr. Rosenbloom is an independent lawyer and has been working for a self-owned law firm specializing in white collar offences since 2004. Mr. Rosenbloom has served on the board of directors of Xylo Technologies Ltd. (Nasdaq: XYLO) since September 2018 and ScoutCam Inc. (OTC: SCTC) since December 2019. Prior to that, Mr. Rosenbloom served as chairman of the Israeli Money Laundering Prohibition committee and the Prohibition of Money Laundering Committee of the Tel Aviv District, both of the Israel Bar Association from November 2015 to December 2019. Mr. Rosenbloom holds an LL.B. from the Ono Academic College, an Israeli branch of University of Manchester. We believe that Mr. Rosenbloom is qualified to serve on our board of directors because of his business experience and expertise and background with regard to legal matters.

Israel Berenstein has served as a member of our board of directors since August 2020. Mr. Berenstein also serves on the board of directors of Plantify Foods, Inc. (TSXV: PTFY) and has also served on the board of directors of Jeffs’ Brands Ltd. (Nasdaq: JFBR) and served on the board of directors of Upsellon Brands Holdings Ltd from May 2019 to October 2024. (TASE: UPSL). Since January 2023, Mr. Berenstein has worked as a self-employed attorney. Mr. Berenstein previously worked as an attorney with Ben Yakov, Shvimer, Dolv - Law Office from January 2020 to December 2022. Prior thereto, Mr. Berenstein worked in the legal department of Sonol Israel Ltd. from April 2010 to December 2020. Before that, Mr. Berenstein worked as a commercial lawyer and litigator for a leading Israeli law firm from July 2000 to April 2010. Mr. Berenstein earned an LL.B. in law and an M.A. in political science from Bar Ilan University, Israel. Mr. Berenstein was admitted to the Israel Bar Association in 2000. We believe that Mr. Berenstein is qualified to serve on our board of directors due to his extensive legal experience.

Family Relationships

There are no family relationships between our directors and executive officers.

Vote Required

The Class I directors will be elected by a plurality of the votes cast by the holders of our common stock voting in person or by proxy at the Annual Meeting. The two director nominees who receive the most votes cast in the election of directors will be elected as Class I directors.

Board Recommendation

The board of directors recommends a vote FOR each of the Class I director nominees under the Director Election Proposal.

EXECUTIVE OFFICERS

Below is certain information with respect to our executive officers.

Name	Age	Position
David Palach	60	Chief Executive Officer
Lital Barda	38	Chief Financial Officer

The Company’s officers are appointed by the board of directors and serve at its discretion.

David Palach has served as our chief executive officer since January 2021 and served as our interim chief financial officer from April 1, 2023 until July 15, 2023 while Lital Barda was on maternity leave. Mr. Palach has owned and served as chief executive officer of S.T. Sporting Ltd. and Sun Light Lightning Solutions Ltd., companies operating in the environmental industry since 2009 and 2015, respectively. Mr. Palach holds a BBA in Accounting from Baruch College/City University of New York and completed a Directors Course at Bar Ilan University in Israel. Mr. Palach previously maintained a certified public accounting license in the State of Maryland.

Lital Barda has served as the Company’s chief financial officer since April 2022. In addition to her role as the Company’s chief financial officer, Ms. Barda currently serves as an accountant and financial controller for Shlomo Zakai, CPA, a position she has held since November 2017, and provides a wide range of accounting and controlling services for publicly traded and private companies. Ms. Barda holds a B.A. in accounting from the Ono Academic College in Kiryat Ono, Israel. Ms. Barda is also a certified public accountant in Israel.

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EXECUTIVE COMPENSATION

Clawback Policy

Following the SEC’s approval of Nasdaq’s proposed clawback listing standards, under Rule 10D-1, which directed companies to adopt and comply with a written clawback policy, to disclose and file the policy as an exhibit to its annual report, we adopted a clawback policy on November 12, 2023, as filed as Exhibit 97.1 to our Annual Report on Form 10-K filed with the SEC on March 31, 2025.

Summary Compensation Table

The following table sets forth certain information concerning the compensation awarded to, earned by or paid to of our chief executive officer and our other executive officer received annual remuneration in excess of $100,000 during 2024 (each a “Named Executive Officer”).

Name and principal position	Fiscal Year	Salary ($)	Bonus ($)	Stock awards ($)		Option awards ($)	All other compensation ($)	Total ($)
David Palach	2024	91,092	15,000	87,840	(1)	-	-	193,932
Chief Executive Officer	2023	72,230	15,000	305,970	(2)	-	-	393,200

Lital Barda	2024	84,122	7,500	43,920	(3)	-	-	135,542
Chief Financial Officer)	2023	60,976	7,500	119,085	(4)	-	-	187,561

(1)	Represents 9,143 shares of common stock at $9.45 per share issued on September 12, 2024.
(2)	Represents 1,225 shares and 1,633 shares of common stock at $165.97 per share and $62.825 per share issued on March 29, 2023 and December 30, 2023, respectively.

(3)	Represents 4,572 shares of common stock at $9.45 per share issued on September 12, 2024.
Represents 409 shares and 817 shares of common stock at $165.97 per share and $62.825 per share issued on March 29, 2023 and December 30, 2023, respectively.

Outstanding Equity Awards at Fiscal Year-End

There were no equity awards for our Named Executive Officers outstanding as of December 31, 2024.

Consulting Agreements with Executive Officers

Consulting Agreement with David Palach

On November 6, 2020, we entered into a consulting agreement with S.T Sporting (1996) Ltd., for the services of David Palach (the “CEO Consulting Agreement”). Pursuant to the terms of the CEO Consulting Agreement, Mr. Palach provides our company services as chief executive officer. Pursuant to the terms of the CEO Consulting Agreement, Mr. Palach was entitled to a monthly fee in the amount of $8,000 plus value added tax per month and a grant of options to purchase shares of our common stock, which amount will be determined by good faith negotiations by the board of directors on a future date. On June 23, 2021, the board of directors approved the following compensation for Mr. Palach: (i) a monthly fee of $14,000 plus value added tax; (ii) reimbursement of expenses not exceeding $500 per month; (iii) a grant of an option to purchase shares of common stock representing 4.5% of our outstanding capital stock as of such date; and (iv) the immediate repayment of $8,000, representing debt payable to Mr. Palach that accrued from November 2020 until April 2021. In lieu of such option, our board of directors approved the issuance of 42,858 shares of common stock to Mr. Palach in March 2023. On August 29, 2022, the monthly fee was reduced to $6,000, and as of January 1, 2024, increased to $7,000 per month, and as of January 1, 2025, increased to $8,000 per month.

Consulting Agreement Lital Barda

On April 18, 2022, Save Foods Ltd., our operating subsidiary, entered into a consulting agreement with Shlomo Zakai CPA for, among other things, chief financial officer services to be provided to Save Foods Ltd. exclusively by Lital Barda. for a monthly base salary of NIS 25,000. The agreement may be terminated by either party upon 30 day’s written notice or by Save Foods Ltd. upon the occurrence of certain events as set forth in the agreement. On November 10, 2024, the consulting agreement was amended to increase cash compensation by 15% for Ms. Barda’s services to the Company.

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Director Compensation

Summary Compensation Table

The following table sets forth the compensation we paid our non-executive directors during the fiscal year ended December 31, 2024.

Name	Fees earned or paid in cash ($)	Option awards ($)	All other compensation ($)		Total ($)
Amitay Weiss	132,593	-	91,945	(1)	224,538
Eliahou Arbib	45,771	-	13,135	(2)	58,906
Udi Kalifi	45,771	-	13,135	(2)	58,906
Israel Berenstein	45,771	-	13,135	(2)	58,906
Ronen Rosenbloom	45,771	-	13,135	(2)	58,906
Asaf Itzhaik (4)	22,825	-	13,135	(2)	35,960
Liat Sidi (5)	22,825	-	13,135	(2)	35,960

(1)	Represents 10,000 shares of common stock at $9.19 per share issued on December 23, 2024
(2)	Represents 1,429 shares of common stock at $9.19 per share issued on December 23, 2024

Long-Term Incentive Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits.

PROPOSAL 2: APPROVAL OF INCREASE IN NUMBER OF SHARES AVAILABLE UNDER 2022 PLAN

Our board of directors is seeking the approval of our stockholders of an amendment to the 2022 Plan, which amendment was adopted by our board of directors on October 23, 2025, following the approval and recommendation to approve by our compensation committee on October 23, 2025, subject to stockholder approval (the “Second Amendment”). If the stockholders approve the Second Amendment, it will become effective immediately after the adjournment of the Annual Meeting.

The 2022 Plan was originally approved by our board of directors on May 29, 2022, and by our stockholders at our annual meeting on August 29, 2022, and amended at our annual meeting on October 2, 2023 (the “First Amendment”). The Second Amendment would further increase the number of shares of common stock authorized for issuance under the 2022 Plan by an additional 314,286 shares of our common stock.

We believe that our 2022 Plan is a necessary and powerful tool in attracting and retaining the services of key employees, key contractors, and outside directors in a competitive labor market, which is essential to our long-term growth and success. We also need to ensure that we can continue to provide an incentive to our current employees, service providers and outside directors, many of whom hold outstanding options that were previously awarded under the 2022 Plan with exercise prices above the current fair market value of our common stock. We have strived to use our 2022 Plan resources effectively and maintain an appropriate balance between stockholder interests and the ability to recruit and retain valuable employees. However, we believe that there is an insufficient number of shares remaining under our 2022 Plan to meet our projected needs. As a result of past sales of our equity securities to finance our operations, we believe the number of shares issuable pursuant to the 2022 Plan relative to our fully diluted capitalization is disproportionately low, compared to our peer companies. Much of the outstanding equity that we have granted to our employees in the past is significantly “out of the money”, and, as a result, our current officers hold little or no actual shares of common stock in our company. Moreover, having such a small percentage of our fully diluted capitalization reserved for employees and directors will impair our ability to both attract and retain key persons going forward. Accordingly, it is the judgment of our board of directors that increasing the number of shares of common stock available for issuance under the 2022 Plan pursuant to the Second Amendment is in the best interest of the Company and its stockholders. In addition, we believe that the increase contemplated under the Second Amendment to increase the number of shares of common stock available for issuance pursuant to awards under the 2022 Plan reflects best practices in our industry.

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A copy of the Second Amendment is included is Annex A, to this Proxy Statement. Copies of the 2022 Plan and the First Amendment can be found filed as Exhibit 10.11 and Exhibit 10.19, respectively, to our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 31, 2025. Set forth below is a summary of certain key provisions of the 2022 Plan, which is qualified in its entirety by reference to the full text of the 2022 Plan.

Interest of Directors and Executive Officers

All members of our board of directors and all of our executive officers are eligible for awards under the Amendment of the 2022 Plan and the 2022 Plan and, thus, have a personal interest in its approval.

Description of the 2022 Plan

2022 Share Incentive Plan

On August 29, 2022, the Company’s stockholders approved the 2022 Plan, which was previously approved by our board of directors on July 18, 2022. The 2022 Plan was then amended at the annual meeting of stockholders held on October 2, 2023. As of the date of this Proxy Statement, the number of shares of common stock available for issuance upon exercise of the outstanding awards granted under 2022 Plan was 261,193.

The 2022 Plan permits the grant of stock options (including incentive stock options and nonqualified stock options), shares of common stock, restricted shares, restricted share units and other share-based awards.

The 2022 Plan may be administered by the board of directors or a duly authorized committee of our board of directors. Subject to the provisions of the 2022 Plan, the administrator will have the authority, in its sole discretion to determine subject to applicable law, to interpret the terms of the 2022 Plan and any award agreements or awards granted thereunder, designate recipients of awards, determine and amend the terms of awards, including the exercise price of an option award, the fair market value of an ordinary share, the time and vesting schedule applicable to an award or the method of payment for an award, accelerate or amend the vesting schedule applicable to an award, prescribe the forms of agreement for use under the 2022 Plan and take all other actions and make all other determinations necessary for the administration of the 2022 Plan. The administrator also has the authority to amend and rescind rules and regulations relating to the 2022 Plan or terminate the 2022 Plan at any time before the date of expiration of its ten-year term.

The 2022 Plan provides for granting awards under various tax regimes, including, without limitation, in compliance with Section 102 of the Israeli Income Tax Ordinance (New Version), 5721-1961 (the “Ordinance”), and Section 3(i) of the Ordinance and for awards granted to our United States employees or service providers, including those who are deemed to be residents of the United States for tax purposes, Section 422 of the Internal Revenue Code of 1986 (the “Code”) and Section 409A of the Code. Section 102 of the Ordinance allows employees, directors and officers who are not controlling stockholders and are considered Israeli residents to receive favorable tax treatment for compensation in the form of shares or options. Our non-employee service providers and controlling stockholders may only be granted options under section 3(i) of the Ordinance, which does not provide for similar tax benefits.

Awards granted under the 2022 Plan to U.S. residents may qualify as “incentive stock options” within the meaning of Section 422 of the Code. The exercise price for “incentive stock options” must not be less than the fair market value on the date on which an option is granted, or 110% of the fair market value if the option holder holds more than 10% of our share capital. Notwithstanding the foregoing provisions, options may be granted with a per share exercise price of less than 100% of the fair market value per share on the date of grant pursuant to the issuance or assumption of an option in a transaction to which Section 424(a) of the Code applies in a manner consistent with said Section 424(a).

An award under the 2022 Plan may be exercised by providing the Company with a written or electronic notice of exercise and full payment of the exercise price for such shares underlying the award, if applicable, in such form and method as may be determined by the administrator and permitted by applicable law. An award may not be exercised for a fraction of a share. With regard to tax withholding, exercise price and purchase price obligations arising in connection with awards under the 2022 Plan, the administrator may, in its discretion, accept cash, provide for net withholding of shares in a cashless exercise mechanism or direct a securities broker to sell shares and deliver all or a part of the proceeds to the Company or the trustee.

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In the event of termination of a grantee’s employment or service with the Company or any of its affiliates, all vested and exercisable awards held by such grantee as of the date of termination may be exercised within three months after such date of termination, unless otherwise determined by the administrator. After such three month period, all such unexercised awards will terminate and the shares covered by such awards shall again be available for issuance under the 2022 Plan. In the event of termination of a grantee’s employment or service with the Company or any of its affiliates due to such grantee’s death, permanent disability or retirement, all vested and exercisable awards held by such grantee as of the date of termination may be exercised by the grantee or the grantee’s legal guardian, estate, or by a person who acquired the right to exercise the award by bequest or inheritance, as applicable, within twelve months after such date of termination, unless otherwise provided by the administrator. Any awards which are unvested as of the date of such termination or which are vested but not then exercised within the twelve month period following such date, will terminate and the shares covered by such awards shall again be available for issuance under the 2022 Plan. Notwithstanding any of the foregoing, if a grantee’s employment or services with the Company or any of its affiliates is terminated for “cause” (as defined in the 2022 Plan), all outstanding awards held by such grantee (whether vested or unvested) will terminate on the date of such termination and the shares covered by such awards shall again be available for issuance under the 2022 Plan.

Other than by will, the laws of descent and distribution or as otherwise provided under the 2022 Plan, neither the options nor any right in connection with such options are assignable or transferable.

In the event of a share split, reverse share split, share dividend, recapitalization, combination or reclassification of our shares, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company (but not including the conversion of any convertible securities of the Company), the administrator in its sole discretion shall make an appropriate adjustment in the number of shares related to each outstanding award and to the number of shares reserved for issuance under the 2022 Plan, to the class and kind of shares subject to the 2022 Plan, as well as the exercise price per share of each outstanding award, as applicable, the terms and conditions concerning vesting and exercisability and the term and duration of outstanding awards, or any other terms that the administrator adjusts in its discretion, or the type or class of security, asset or right underlying the award (which need not be only that of the Company, and may be that of the surviving corporation or any affiliate thereof or such other entity party to any of the above transactions); provided that any fractional shares resulting from such adjustment shall be rounded down to the nearest whole share unless otherwise determined by the administrator. In the event of a distribution of a cash dividend to all shareholders, the administrator may determine, without the consent of any holder of an award, that the exercise price of an outstanding and unexercised award shall be reduced by an amount equal to the per share gross dividend amount distributed by the Company, subject to applicable law.

In the event of a merger or consolidation of our company, or a sale of all, or substantially all, of the Company’s shares or assets or other transaction having a similar effect on the Company, or change in the composition of the board of directors, or liquidation or dissolution, or such other transaction or circumstances that the board of directors determines to be a relevant transaction, then without the consent of the grantee, the administrator may but is not required to (i) cause any outstanding award to be assumed or substituted by such successor corporation, or (ii) regardless of whether or not the successor corporation assumes or substitutes the award (a) provide the grantee with the option to exercise the award as to all or part of the shares, and may provide for an acceleration of vesting of unvested awards, or (b) cancel the award and pay in cash, shares of the Company, the acquirer or other corporation which is a party to such transaction or other property as determined by the administrator as fair in the circumstances. Notwithstanding the foregoing, the administrator may upon such event amend, modify or terminate the terms of any award as it shall deem, in good faith, appropriate.

During the year ended December 31, 2024, we issued to our directors and officers 36,858 shares of restricted common stock under the 2022 Plan.

Vote Required

Pursuant to Section 5635 of the Nasdaq Rules, Proposal 2 will require approval by a majority of votes cast. Abstentions and broker non-votes, which are not considered “votes cast,” will have no effect on the outcome of Proposal 2.

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Board Recommendation:

The board of directors recommends a vote FOR the approval of the Amendment to 2022 Plan (Proposal 2).

PROPOSAL 3: ADVISORY VOTE TO APPROVE A GRANT OF SHARES TO MEMBERS OF THE COMPANY’S BOARD OF DIRECTORS, UNDER THE 2022 PLAN, AND SUBJECT TO THE APPROVAL OF THE 2022 PLAN AMENDMENT

In accordance with Section 14(a) of the Securities Exchange Act of 1934, and related rules of the SEC, we are providing our stockholders the opportunity to approve, on an advisory and non-binding basis, the compensation of our board members as disclosed in this Proxy Statement. To learn more about our executive compensation, including compensation payable to our directors, see “Executive Compensation” elsewhere in this Proxy Statement.

Subject to approval of the 2022 Plan Amendment, we intend to grant an aggregate of 750,000 restricted shares of common stock to our directors, in such allocations as shall be determined by the board of directors, under the 2022 Plan in order to:

●	reward directors for past service to the Company;
●	incentivize directors to continue rendering service to the Company, and to link such service with the success of the Company’s stock price;
●	entitle directors to vote on matters of concern to the Company and its stockholders;
●	link director compensation to the achievement of our business objectives; and
●	Encourage directors to consider the impact of decisions to drive our short-term and long-term success.

We believe that the proposed director grants fairly accomplishes the abovementioned objectives.

Vote Required

Proposal 3 is a non-binding advisory vote that is subject to the approval of Proposal 2 and requires the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting entitled to vote on such proposal. Abstentions and broker non-votes will have no effect on the outcome of Proposal 3. Proposal 3 will not be treated as approved if Proposal 2 fails even if the requisite majority of the shares of our common stock vote in favor of this non-binding advisory vote.

Board Recommendation:

The board of directors recommends a vote FOR the approval, on an advisory basis, of the grant of shares to members of the Company’s board of directors, under the 2022 plan, and subject to the approval the 2022 Plan Amendment.

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF Somekh Chaikin, CERTIFIED PUBLIC ACCOUNTANTS, A MEMBER OF KPMG International, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of our board of directors has appointed Somekh Chaikin, Certified Public Accountants, a member of KPMG International (“Somekh”), as the Company’s independent registered public accounting firm for the year ending December 31, 2025, subject to stockholder ratification pursuant to the Auditor Appointment Proposal (Proposal 4) at the Annual Meeting.

Somekh served as the Company’s independent registered public accounting firm for the year ended December 31, 2024. Representatives of Somekh will not be present at the Annual Meeting, will not have the opportunity to make a statement if they so desire and will not be available to respond to appropriate questions.

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The following table sets forth the fees billed to the Company by Somekh for fiscal years ended December 31, 2023 and December 31, 2024.

Fee Category	2024	2023
Audit Fees	212,000	224,000
Audit-Related Fees	-	-
Tax Fees	45,000	35,200
All Other Fees	-	-
Total Fees	257,000	259,200

Audit Fees: These fees relate to the audit of our annual financial statements and the review of our interim quarterly financial statements.

Tax Fees: These fees relate to professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees: Somekh did not bill the Company for any other fees for the year ended December 31, 2024.

Approval of Independent Registered Public Accounting Firm Services and Fees

The board of directors requests that stockholders ratify the appointment of Somekh as the independent registered public accounting firm to conduct the audit of our financial statements for the year ending December 31, 2025. In the event that the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the audit committee determines that such a change could be in the best interest of the Company’s stockholders.

Vote Required

Proposal 4 will require the affirmative vote of the holders of a majority of the shares of common stock represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that are voted for or against such proposal. Abstentions and broker non-votes will have no effect on the outcome of the Auditor Appointment Proposal (Proposal 4). Because this proposal is a routine matter, brokers will have discretionary voting on this matter if they do not receive instructions.

Board Recommendation:

The board of directors recommends a vote FOR the ratification of the re-appointment of Somekh Chaikin, Certified Public Accountants, a member of KPMG International, pursuant to the Auditor Reappointment Proposal at the Meeting.

PROPOSAL NO. 5

REINCORPORATION OF THE COMPANY IN ISRAEL

Description of the Proposed Reincorporation in Israel

We propose to grant the board of directors discretionary power to effect a change to our state of incorporation, from Nevada to Israel, which we refer to herein as the “Reincorporation,” and to determine the date of such Reincorporation at a later time. The Reincorporation would be effected through the merger (the “Merger”) of the Company into a newly formed Israeli company that is a wholly owned subsidiary of the Company, which we refer to herein as the “Surviving Company,” pursuant to an Agreement and Plan of Merger (the “Merger Agreement”). Upon completion of the Merger, the Surviving Company will be the surviving company and will operate our business under a name to be determined by our board of directors (or such other name as may be approved by the Israeli Registrar of Companies).

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Reincorporation in Israel will not result in a material change in our business, management, assets, liabilities or net worth. Reincorporation in Israel will allow us to take advantage of certain provisions of the corporate laws of Israel and is expected to provide benefits to the Company, including potential savings with respect to annual fees and related corporate costs.

Reasons for the Reincorporation in Israel

Our board of directors believes that there are several reasons why a reincorporation in Nevada is in the best interests of the Company and our stockholders.

Firstly, our Board also believes that the proposed Articles of Association, as well as Israeli corporate law, will enable the Company to take corporate action more effectively and efficiently as a result of domiciling the Company in Israel, subject to the requirements of the Israeli Companies Law, 5759-1999 and the regulations promulgated thereunder (the “Companies Law”). If the Reincorporation is approved, the Company will be governed by the statutory scheme of the State of Israel.

Secondly, the Company maintains its principal operations, management functions, and headquarters in Israel, where it conducts the majority of its solar, agri-tech, and bio-tech initiatives through Israeli facilities. The Company reasonably anticipates that future technological developments will originate primarily from Israel. Reincorporation in Israel would strategically align the Company’s legal domicile with its operational center, thereby streamlining regulatory compliance, employment arrangements, and intellectual property administration. This alignment is particularly advantageous for intellectual property matters and accessing non-dilutive funding, as the Israel Innovation Authority offers grants, incentives, and financing primarily to Israeli-domiciled entities—critical resources for the Company’s research and development initiatives that are fundamental to its innovation-dependent business model.

Thirdly, as a relatively small entity trading on Nasdaq, the Company currently faces disproportionate administrative burdens under Nevada incorporation, including mandatory quarterly financial reporting requirements. Reincorporation in Israel would reduce the reporting frequency to semi-annual submissions, thereby allowing management to focus more effectively on core operational matters while materially reducing expenses associated with accounting and compliance functions.

Fourthly, the Company operates in highly dynamic markets requiring frequent corporate actions related to investments, joint ventures, and business restructuring. The Israeli Companies Law permits a more streamlined corporate governance structure that would allow the Company to maintain a smaller board of directors. This reduction would significantly decrease governance costs and enhance decision-making efficiency.

Fifthly, reincorporation in Israel would potentially qualify the Company for Israel’s Preferred Enterprise or Special Preferred Enterprise tax regimes, under which corporate tax rates on qualifying technology exports may be reduced to as low as 6%–12%, providing a material tax advantage compared to the Company’s current structure.

Additionally, the Reincorporation may help us attract and retain qualified management by reducing the risk of frivolous lawsuits against the Company and its directors and officers. We believe that for the reasons described below, in general, Israeli law provides greater protection from such litigation to our directors, officers and the Company. The increasing frequency of claims and litigation with little or no merit directed towards directors and officers has greatly expanded the risks facing directors and officers in general of public companies in exercising their duties. The amount of time and money required to respond to these claims and to defend this type of litigation can be substantial. Under Israeli law, directors and officers may be exempted, indemnified and insured by the Company, subject to certain limitations and shareholder approval requirements. Israeli law also provides that directors and officers may be subject to the jurisdiction of Israeli courts in connection with actions concerning the Company. We believe that Israeli corporate law, which is based on statutory provisions and supplemented by case law, is intended to be stable, predictable and efficient.

Furthermore, management believes that reincorporation in Israel will provide strong protection from frivolous litigation for directors and officers of the Company. Israeli law permits a company, subject to shareholder approval and certain statutory limitations, to exempt, indemnify and insure its directors and officers against certain liabilities, including monetary damages for the breach of a fiduciary duty, except for liability arising from a breach of the duty of loyalty (unless the director or officer acted in good faith and had a reasonable basis to believe that the act would not harm the company), intentional misconduct, reckless disregard of the director’s duty, or a knowing violation of the law. The Reincorporation will result in the application of these Israeli law provisions to the Company and its directors and officers. There is currently no known pending claim or litigation against any of our directors or officers for breach of fiduciary duty related to their service as directors or officers of the Company. The directors have an interest in the Reincorporation to the extent that they will be entitled to such limitation of liability, exemption, insurance and indemnification under Israeli law.

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Importantly, the Reincorporation is not being effected to prevent a change in control, nor is it in response to any present attempt known to our Board to acquire control of the Company or obtain representation on our Board. Nevertheless, certain effects of the proposed reincorporation may be considered to have anti-takeover implications by virtue of being subject to Israeli law.

For a discussion of differences between the laws of Nevada and Israel, including differences that may have anti-takeover implications, please see “Comparative Rights of Shareholders under Nevada and Israeli Law” below.

Material Terms of the Merger

In order to effect the Reincorporation of the Company in Israel, the Company will be merged with and into a surviving company incorporated under the laws of the state of Israel (the “Surviving Company”). Prior to the Merger, the Surviving Company will not have engaged in any activities except in connection with the proposed transaction. The mailing address and telephone number of the Surviving Company will be the same as those of the Company, unless otherwise determined in connection with the Reincorporation. As part of its approval and recommendations of our reincorporation in Israel, the board of directors has approved, and recommends to our shareholders for their adoption and approval, the Merger Agreement pursuant to which we will be merged with and into the Surviving Company. The full texts of the Merger Agreement and the Articles of Association of the Surviving Company, in substantially the form under which the Company’s business will be conducted after the Merger, are attached hereto as Annex C and D, respectively. The discussion contained in this Proxy Statement is qualified in its entirety by reference to such annexes.

The board of directors has determined that the Reincorporation and the terms of the Merger Agreement between the Company and Surviving Company are in the best interests of our stockholders. The terms of the Merger Agreement are more fully described below.

Terms of the Merger Agreement

The following discussion summarizes the material terms of the Merger Agreement but does not purport to be a complete statement of all provisions of the Merger Agreement and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this Proxy Statement as Annex C. Shareholders are urged to read the Merger Agreement carefully as it is the legal document that will govern the Merger.

The Merger. The Merger Agreement will provide that, subject to the terms and conditions of the Merger Agreement, the Company shall be merged with and into the Surviving Company, the Company’s separate legal existence shall cease and the Surviving Company shall continue as the surviving company under Israeli law.

Effect of the Merger. Upon the effectiveness of the Reincorporation, each outstanding share of Common Stock of the Company will automatically be converted into one ordinary share of the Surviving Company, on a one-for-one basis. Outstanding options and warrants to purchase the Company’s Common Stock will be converted into options and warrants to purchase the same number of ordinary shares of the Surviving Company. Outstanding convertible securities and convertible debt that are convertible into the Company’s Common Stock will be converted into convertible securities and convertible debt that are convertible into the same number of ordinary shares of the Surviving Company. The Surviving Company, as the surviving company, shall continue unaffected and unimpaired by the Merger with all of its purposes and powers. The Surviving Company shall be governed by Israeli law and succeed to all rights, assets, liabilities and obligations of the Company in accordance with Israeli law.

Articles of Association of the Israeli Company Following the Merger. The Merger Agreement will provide that the Articles of Association of the Surviving Company, as in effect at the Effective Time (as defined below), will be the Articles of Association of the Surviving Company following the Merger. It is attached to this Proxy Statement as Annex D.

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Directors and Officers of the Israeli Company Following the Merger. The incumbent officers and directors of the Company will also be the officers and directors of the Surviving Company at the Effective Time, subject to compliance with applicable Israeli law.

Effective Time

It is anticipated that the Merger, and consequently the Reincorporation, will become effective at the date and time (the “Effective Time”) specified in the certificate of merger to be executed and filed with the Israeli Registrar of Companies in accordance with the Israeli Companies Law, and any other required filings or approvals under Israeli law. If the Reincorporation is adopted by the stockholders, the board of directors will have the discretion as to when is the most advantageous and desirable time for the Company to effect the Reincorporation in Israel.

Material U.S. Federal Income Tax Consequences of the Reincorporation

We intend the Merger to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the Merger qualifies as a tax-free reorganization, the holders of our Common Stock will not recognize any gain or loss under the U.S. federal income tax laws as a result of the consummation of the Reincorporation, and neither will the Company nor the Surviving Company. Each stockholder will have the same basis in Surviving Company ordinary shares received as a result of the Reincorporation as that holder has in our Common Stock held at the time the Merger is consummated. Each holder’s holding period in Surviving Company ordinary shares received as a result of the Merger will include the period during which such holder held our Common Stock at the time the Merger is consummated, provided the latter was held by such holder as a capital asset at the time of consummation of the Merger.

This Proxy Statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders based upon individual circumstances or to stockholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This Proxy Statement does not address the tax consequences under state, local or foreign laws.

This discussion is based on the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this Proxy Statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of reincorporation . There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.

You should consult your own tax advisor to determine the particular tax consequences to you of the Reincorporation, including the applicability and effect of U.S. federal, state, local, foreign and other tax laws.

Material Israeli Income Tax Consequences of the Reincorporation

We intend the Merger to qualify as a tax-free reorganization under the applicable provisions of Israeli tax laws. We also intend to submit an application to the Israeli Tax Authority before the Merger to obtain a pre-ruling approval regarding the tax treatment of the Merger as described.

The Israeli Tax Authority has established procedures for corporate migrations to Israel, and we anticipate that the transaction will be tax-neutral under applicable Israeli law.

This discussion addresses only the principal Israeli tax consequences of the Merger and does not address all tax consequences that may be relevant to particular shareholders in light of their specific circumstances or to shareholders subject to special treatment under the tax laws. Shareholders should consult their own tax advisors regarding the Israeli and other tax consequences that the Merger may have on them in light of their particular circumstances.

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This information is provided for general informational purposes only and does not constitute tax advice. The Company has neither requested nor received a tax opinion from Israeli legal counsel or rulings from the Israeli Tax Authority regarding the consequences of the Reincorporation. There can be no assurance that future Israeli legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above. Furthermore, it assumes that the Merger will be completed as described in this Proxy Statement. If the Merger is completed in a manner different from what is described in this Proxy Statement, the tax consequences may differ from those discussed above.

Securities Act Consequences

The shares of Surviving Company ordinary shares to be issued in exchange for shares of our Common Stock are not being registered under the Securities Act of 1933, as amended (the “Securities Act”). In that respect, the Surviving Company is relying on Rule 145(a)(2) under the Securities Act, which provides that a merger that has as its sole purpose a change in a corporation’s domicile does not involve the sale of securities for purposes of the Securities Act.

Following the Merger, the Surviving Company will qualify and report as a foreign private issuer (“FPI”) under U.S. securities laws and will continue to file with the SEC and provide to its shareholders the same type of information that we have previously filed and provided, subject to the reporting requirements applicable to FPIs. As an FPI, the Surviving Company will be subject to different reporting requirements than a U.S. domestic issuer, including filing annual reports on Form 20-F instead of Form 10-K. FPIs are also exempt from certain proxy rules under U.S. securities laws and short-swing profit reporting under Section 16 of the Exchange Act. Additionally, FPIs are not required to file quarterly reports on Form 10-Q and furnish current reports on Form 6-K, which has less stringent reporting criteria than Form 8-K. FPIs also benefit from less prescriptive executive compensation disclosures and may present financial statements using International Financial Reporting Standards (IFRS) or home country GAAP with reconciliation to U.S. GAAP, unlike domestic issuers who must use U.S. GAAP. Furthermore, FPIs can elect to follow home country corporate governance practices instead of many Nasdaq listing requirements, such as those for independent directors or shareholder approval of certain matters.. Stockholders whose shares of our Common Stock are freely tradable before the Merger will continue to have freely tradable ordinary shares of Surviving Company. Shareholders holding restricted ordinary shares of the Surviving Company will be subject to the same restrictions on transfer as those to which their present shares of our Common Stock are subject. In summary, except for the change in status to a foreign private issuer, the Surviving Company and its shareholders will be in the same respective positions under the federal securities laws after the Reincorporation as the Company and our shareholders prior to the Reincorporation.

No Exchange of Stock Certificates Required

Stockholders are not required to exchange their stock certificates for new certificates representing shares of the Surviving Company ordinary shares. New share certificates representing ordinary shares of the Surviving Company will not be issued to a stockholder until such stockholder submits one or more existing certificates for transfer, whether pursuant to sale or other disposition. However, stockholders (at their option and at their expense) may exchange their stock certificates for new certificates representing ordinary shares of the Surviving Company following the effective time of the Merger.

Accounting Treatment of the Merger

In accordance with the terms of the Merger Agreement, the Company will be merged with and into the Surviving Company, with the Surviving Company being the surviving company under Israeli law. The Merger is not expected to be accounted for as a business combination. The incumbent officers and directors of the Company will also serve as the officers and directors of the Surviving Company at the Effective Time, subject to compliance with applicable Israeli law. Since the Merger is not expected to be accounted for as a business combination, no goodwill is expected to be recorded in connection therewith and the costs incurred in connection with the Merger are expected to be expensed.

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No Appraisal Rights

Appraisal rights are statutory rights that, if applicable under law, enable stockholders to dissent from an extraordinary transaction, such as a merger, and to demand that the corporation pay the fair value for their shares as determined by a court in a judicial proceeding instead of receiving the consideration offered to stockholders in connection with the extraordinary transaction.

Under the NRS, a stockholder is entitled to dissent from, and obtain payment for, the fair value of his or her shares in the event of (i) certain acquisitions of a controlling interest in the corporation, (ii) consummation of a plan of merger, if approval by the stockholders is required and the stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, (iii) a plan of exchange in which the corporation is a party or (iv) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

The Current Charter and Current Bylaws do not provide for appraisal rights in addition to those provided by the NRS. Therefore, because our Common Stock is listed on The Nasdaq Capital Market LLC stock exchange, and holders of our Common Stock will receive in the Merger only shares of Surviving Company Common Stock, which will be listed on The Nasdaq Capital Market LLC stock exchange, holders of our Common Stock will not be entitled to appraisal rights in the Merger with respect to their shares of our Common Stock.

Holders of securities that are listed on a national securities exchange or traded in an organized market and held by at least 2,000 stockholders of record with a market value of at least $20,000,000 are generally not entitled to dissenter’s rights. However, this exception is not available if (i) the articles of incorporation of the corporation issuing the shares provide that such exception is not available, (ii) the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provide otherwise or (iii) the holders of the class or series of stock are required under the plan of merger or exchange to accept for the shares anything except cash, shares of stock as described in NRS 92A.390(3) or a combination thereof. The NRS prohibits a dissenting stockholder from voting his or her shares or receiving certain dividends or distributions after his or her dissent. Like the Current Charter and Current Bylaws, the New Articles will not provide for dissenter’s rights. The Israeli Companies Law does not provide for shareholders’ appraisal rights except for the appraisal by a court under limited circumstances in connection with an acquisition by means of a tender offer for all of the shares of a publicly traded company.

Potential Disadvantages of the Reincorporation

Because of Nevada’s prominence as a state of incorporation for many corporations, the Nevada courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Nevada law and establishing public policies with respect to Nevada corporations. However, by reincorporating in Israel, the Company will be subject to Israeli corporate law, which is based on statutory provisions and supplemented by case law. Israeli courts have developed significant expertise in corporate matters, providing a stable and predictable legal environment for companies and shareholders. As a result, the Company and its shareholders may benefit from a well-established and internationally recognized legal framework following the reincorporation from Nevada to Israel.

In addition, underwriters and other members of the financial services industry may be less willing and able to assist the Company with capital-raising programs because they might perceive Israel’s laws as being less flexible or developed than Nevada’s laws. Certain investment funds, sophisticated investors and brokerage firms may likewise be less comfortable and less willing to invest in a company incorporated in a jurisdiction outside the U.S. whose corporate laws may be less understood or perceived to be unresponsive to stockholder rights.

Comparative Rights of Stockholders Before and After the Reincorporation

Upon consummation of the Reincorporation, the outstanding shares of our Common Stock will be converted into ordinary shares of the Surviving Company. Consequently, our Common Stockholders, whose rights as stockholders are currently governed by the NRS and the Company’s current Articles of Incorporation and Bylaws, will become shareholders of the Surviving Company (as the surviving company) whose rights will be governed by the Companies Law, and Articles of Association of the Surviving Company, which are attached hereto as Annex D. The Company’s current Articles of Incorporation are referred to below as the “Current Charter”. The Company’s current Bylaws are referred to below as the “Current Bylaws”. The Surviving Company’s Articles of Association are referred to below as the “New Articles”.

Key Changes in the Current Charter and Bylaws to be Implemented by the Reincorporation

The New Articles differ in a number of respects from the Current Charter and Current Bylaws, copies of which have been filed with the SEC (including as exhibits to the Company’s Annual Report on Form 10-K filed March 31, 2025) and are also available for inspection by our stockholders upon reasonable notice during regular business hours, at our principal executive offices at HaPardes 134 (Meshek Sander), Neve Yarak, Israel, Attention: Corporate Secretary.

There are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the Surviving Company as the surviving corporation. The following are summaries of some of the more significant differences between the Current Charter and Current Bylaws, on the one hand, and the New Articles, on the other.

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The following discussion is a summary. It does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the Current Charter and Current Bylaws (governing the rights of stockholders prior to the Reincorporation), and the New Articles (governing the rights of shareholders following the Reincorporation).

Provisions	Nevada	State of Israel
	The Current Charter provides that the Company shall not be subject to the Nevada business combination statutes.	The New Articles provide that the Surviving Company shall not be subject to the Companies Law provisions regarding business combinations, except as expressly required by the Companies Law.

	The New Charter provides that the Surviving Company shall not be subject to the Nevada controlling interests statutes.	Israeli law does not have provisions similar to the Nevada controlling interests statutes, and the New Articles do not include any such restrictions.

Charter regarding limitation on liability	The New Charter provides that, to the fullest extent permitted by the NRS, the liability of directors and officers of the Surviving Company shall be eliminated or limited. Note that, under the NRS, this provision does not exclude exculpation for breaches of duty of loyalty and covers both directors and officers.	Under Companies Law, an office holder’s fiduciary duties consist of a duty of care and a duty of loyalty. The duty of care requires an office holder to act with the level of care with which a reasonable office holder in the same position would have acted under the same circumstances. The duty of loyalty requires that an office holder act in good faith and in the best interests of the Surviving Company.

Bylaws regarding proxies	The Current Bylaws provide that a proxy authorized by a stockholder shall be valid until its expiration or revocation in a manner permitted by the laws of Nevada. In Nevada, proxies are valid for six months from the date of creation unless otherwise provided in the proxy.	The New Articles provide that a proxy authorized by a shareholder shall be valid until its expiration or revocation in a manner permitted by Israeli law. Under Companies Law, a shareholder entitled to participate and vote at a general meeting may appoint a proxy to vote on their behalf. Unless otherwise provided in the proxy instrument or the New Articles, a proxy is valid for one general meeting, including any adjournment thereof. Proxies may be counted towards the quorum at general meetings, as provided in the New Articles and applicable law.

Bylaws regarding director compensation	The Current Bylaws provide that directors shall receive compensation for their services as determined by a majority of the board of directors, or a designated committee of the board of directors, provided that directors who are serving the Company as employees and who receive compensation for their services as such, shall not receive any salary or other compensation for their services as directors of the Company.	The New Articles provide that directors shall receive compensation for their services as determined by the Surviving Company’s compensation committee, subject to the approval of the board of directors and, to the extent required by the Companies Law, the shareholders. Directors who are serving the Surviving Company as employees and who receive compensation for their services as such shall not receive additional compensation for their services as directors of the Surviving Company.

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Bylaws regarding forum adjudication for disputes	The Current Bylaws provide that unless the Company consents in writing to the selection of an alternative forum, the state and federal courts of the State of Nevada shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the NRS or the Current Charter or Current Bylaws, or (iv) any action asserting a claim against the Company governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed to have notice of and consented to the provisions of Article VI, Section 8 of the Current Bylaws.	The New Articles provide that unless the Surviving Company consents in writing to the selection of an alternative forum, the courts of Tel Aviv-Jaffa, Israel shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Surviving Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, office holder or other employee of the Surviving Company to the Surviving Company or its shareholders, (iii) any action asserting a claim arising pursuant to any provision of the Israeli Companies Law or the New Articles, or (iv) any action asserting a claim against the Surviving Company governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Surviving Company shall be deemed to have notice of and consented to these provisions of the New Articles.

General. The statutory corporate laws of Israel, as governed by the Companies Law, are similar in many respects to those of Nevada, as governed by the NRS. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the Surviving Company. The following are summaries of material differences between the current rights of stockholders of the Company and the rights of stockholders of the Surviving Company following the consummation of the Reincorporation.

The following discussion is a brief summary. It does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the NRS and the Israeli Companies Law, as well as the forms of the New Articles, which will come into effect concurrently with the consummation of the Reincorporation.

Increasing or Decreasing Authorized Capital Stock. Under the Companies Law, any change to a company’s authorized share capital, including an increase or decrease in the number of authorized shares, or effecting a forward or reverse stock split, generally requires a resolution of the shareholders. The New Articles do not grant the board of directors the unilateral power to effect such changes without a vote of the shareholders, nor do they contain provisions similar to those in Nevada law regarding fractional shares or the 1% threshold. Nevada law, however, allows the board of directors to unilaterally change authorized shares or effect stock splits without stockholder vote, provided it doesn’t harm stockholder rights or force cash-only payment for fractional shares to 1% or more holders.

Classified board of directors. The Companies Law permits any Israeli company to classify its board of directors into as many as three classes with staggered terms of office. If this were done, the shareholders would elect only one class each year and each class would have a term of office of three years. The New Articles do provide for a classified board of directors, which is consistent with the Current Charter and Current Bylaws.

Cumulative Voting. Cumulative voting for directors entitles each shareholder to cast a number of votes that is equal to the number of voting shares held by such shareholder multiplied by the number of directors to be elected and to cast all such votes for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority shareholder or group of shareholders to elect at least one representative to the board of directors where such shareholders would not be able to elect any directors without cumulative voting.

Although the Companies Law does not generally grant shareholders cumulative voting rights, an Israeli company may provide in its articles of association for cumulative voting in the election of directors. The NRS also permits any Nevada corporation to provide in its articles of incorporation the right to cumulative voting in the election of directors as long as certain procedures are followed.

The Current Charter does not provide for cumulative voting in the election of directors. Similarly, the New Articles do not provide for cumulative voting..

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Vacancies. Under both the Companies Law and the NRS, vacancies on the board of directors during the year may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the term of the director no longer on the board.

Removal of Directors. Under the Companies Law, a director may be removed by a simple majority vote of the shareholders at a general meeting, provided that the director was given a reasonable opportunity to present his or her case. The articles of association may specify a higher majority for removal.

However, the NRS requires the vote of the holders of at least two-thirds of the shares or class or series of shares of the issued and outstanding stock entitled to vote at an election of directors in order to remove a director or all of the directors. Furthermore, the NRS does not make a distinction between removals for cause and removals without cause. The articles of incorporation may provide for a higher voting threshold but not a lower one.

Fiduciary Duty and Business Judgment. Israeli law, requires that directors and officers of Israeli companies exercise their powers in good faith and with a view to the interests of the company. The fiduciary duties of directors and officers consist of a duty of care and a duty of loyalty. The duty of care requires directors and officers to act with the level of care with which a reasonable director or officer in the same position would have acted under the same circumstances. The duty of loyalty requires that directors and officers act in good faith and in the best interests of a company. The duty of care includes a duty to use reasonable means to obtain information on the advisability of a given action brought for their approval or performed by virtue of their position; and all other important information pertaining to these actions. The duty of loyalty requires directors and officers to act in good faith and for the benefit of a company, and includes a duty to: refrain from any conflict of interest between the performance of their duties to the company and their other duties or personal affairs; refrain from any activity that is competitive with the company; refrain from exploiting any business opportunity of the company to receive a personal gain for themselves or others; and disclose to the company any information or documents relating to the company’s affairs which they received as a result of their position as a director or officer.

Under the Nevada, requires that directors and officers of Nevada corporations exercise their powers in good faith and with a view to the interests of the corporation but, unlike other jurisdictions, fiduciary duties of directors and officers are codified in the NRS. As a matter of law, directors and officers are presumed to act in good faith, on an informed basis and with a view to the interests of the corporation in making business decisions. In performing such duties, directors and officers may exercise their business judgment through reliance on information, opinions, reports, financial statements and other financial data prepared or presented by corporate directors, officers or employees who are reasonably believed to be reliable and competent. Professional reliance may also be extended to legal counsel, public accountants, advisers, bankers or other persons reasonably believed to be competent, and to the work of a committee (on which the particular director or officer does not serve) if the committee was established and empowered by the corporation’s board of directors, and if the committee’s work was within its designated authority and was about matters on which the committee was reasonably believed to merit confidence. However, directors and officers may not rely on such information, opinions, reports, books of account or similar statements if they have knowledge concerning the matter in question that would make such reliance.

Flexibility for Decisions, including Takeovers. The Companies Law allows an Israeli company to create and issue shares having rights different from those attached to its ordinary shares, including shares providing certain preferred rights with respect to voting, distributions or other matters and shares having preemptive rights. 5,000,000 preferred stock are authorized under the Current Bylaws and the Current Charter. Upon reincorporation, the New Articles will not authorize any preferred shares, effectively eliminating the authorized preferred stock.

Furthermore, in accordance with the New Articles and as permitted under the Companies Law, the directors are divided into three classes such that each class is elected at the third annual general meeting of the shareholders, in a staggered fashion, and serve on the board of directors unless they are removed by a vote of 65% of the total voting power of the shareholders at a general meeting of the shareholders or upon the occurrence of certain events, in accordance with the Companies Law and the New Articles.

Nevada law generally grants directors discretion in corporate decisions, including those related to takeovers. Under the NRS, actions taken by directors and officers in response to a change or potential change in control benefit from the business judgment rule. However, if an action restricts stockholders’ rights to vote for or remove directors, the business judgment rule will only apply if the directors reasonably believe a threat to corporate policy and effectiveness exists and their action is a reasonable response to that threat.

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In exercising their powers, including in response to a change or potential change of control, directors and officers of Nevada corporations may consider the effect of the decision on several corporate constituencies in addition to the stockholders, including the corporation’s employees, suppliers, creditors, customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. To underscore the discretion of directors and officers of Nevada corporations, the NRS specifically states that such directors and officers are not required to consider the effect of a proposed corporate action upon any constituent as a dominant factor.

Limitation on Personal Liability of Directors and Officers. The NRS and the Companies Law each permit corporations to adopt provisions in their charter documents that eliminate or limit the personal liability of directors and officers for monetary damages for breach of a director’s fiduciary duty, subject to the differences discussed below.

Under the Companies Law, an Israeli company may exempt an office holder from liability for damages caused to the company due to a breach of the duty of care, provided the breach was not performed intentionally or recklessly, and the articles of association permit such exemption. An office holder may not be exempted from liability for a breach of the duty of loyalty. The Companies Law also permits a company to indemnify an office holder for certain liabilities and expenses, including monetary liability imposed on the office holder in favor of another person by a court judgment, settlement, or arbitrator’s award approved by a court, and reasonable litigation expenses. The New Articles provide for the maximum exemption and indemnification permitted under the Companies Law.

In Nevada, in order for a director or officer to be individually liable to the corporation or its stockholders or creditors for damages as a result of any act or failure to act, it must be proven that the directors’ or officers’ act or failure to act constituted a breach of his or her fiduciary duties as a director or officer and that the breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

Indemnification. The NRS and the Companies Law each permit corporations to indemnify directors, officers, employees, and agents in similar circumstances, subject to the differences discussed below.

In suits that are not brought by or in the right of the corporation, both jurisdictions permit a corporation to indemnify current and former directors, officers, employees, and agents for attorneys’ fees and other expenses, judgments, and amounts paid in settlement that the person actually and reasonably incurred in connection with the action, suit or proceeding. The person seeking indemnity may recover as long as he or she acted in good faith and believed his or her actions were either in the best interests of or not opposed to the best interests of the corporation.

In derivative suits, a corporation in either jurisdiction may indemnify its directors, officers, employees or agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person if the person was adjudged to be liable to the corporation unless a court otherwise orders.

No corporation may indemnify a party unless it decides that indemnification is proper. Under the Companies Law, the company through its shareholders, directors or independent legal counsel will determine that the conduct of the person seeking indemnity conformed with the statutory provisions governing indemnity. Under the NRS, the corporation through its stockholders, directors or independent counsel must only determine that the indemnification is proper.

Advancement of Expenses. The Companies Law and the NRS each permit corporations to advance expenses incurred by directors, officers, employees, and agents in defending legal proceedings, subject to certain conditions and differences.

Under the Companies Law, a company may advance an office holder’s litigation expenses, provided that the office holder provides an undertaking to return such amounts if it is ultimately determined that he or she is not entitled to indemnification. The New Articles allow for the advancement of expenses to the maximum extent permitted by the Companies Law.

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In contrast, under the NRS, the articles of incorporation, the bylaws, or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit, or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

Action by Written Consent of Directors. Both the Companies Law and the NRS provide that, unless the articles of association or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing.

Actions by Written Consent of Shareholders. The Companies Law provides that resolutions of the board of directors may be adopted by written consent, provided that such consent is signed by all directors entitled to vote on the matter. However, for public companies incorporated under Israeli law, shareholder action by written consent in lieu of a meeting is generally not permitted. Accordingly, the New Articles will not allow for shareholder action by written consent in lieu of a meeting.

However, the NRS permits a corporation to prohibit stockholder action by written consent in lieu of a meeting of stockholders by including such prohibition in its bylaws.

Dividends and Distributions. The NRS provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or, (ii) except as otherwise specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders (the condition in this clause (ii), the “Balance Sheet Test”). Directors may consider financial statements prepared on the basis of accounting practices that are reasonable in the circumstances, a fair valuation, including but not limited to unrealized appreciation and depreciation, and any other method that is reasonable in the circumstances. The New Charter does not, however, eliminate the Company’s compliance with the Balance Sheet Test with respect to any distribution.

Under the Companies Law, dividend distributions are determined by the board of directors and do not require the approval of the shareholders of a company unless the company’s articles of association provide otherwise. The New Articles do not require shareholder approval of a dividend distribution and provide that dividend distributions may be determined by our board of directors.

Pursuant to the Companies Law, the distribution amount is limited to the greater of retained earnings or earnings generated over the previous two years, according to the then last reviewed or audited financial statements, provided that the date of the financial statements is not more than six months prior to the date of the distribution. In the event that there are no retained earnings or earnings generated over the two most recent years, the company may seek the approval of the Israeli court in order to distribute a dividend; as a company listed on an exchange outside of Israel, however, court approval is not required if the proposed distribution is in the form of an equity repurchase, provided that creditors are notified of the proposed equity repurchase and allowed an opportunity to initiate a court proceeding to review the repurchase. If within 30 days such creditors do not file an objection, then the company may proceed with the repurchase without obtaining court approval. In each case, a dividend is only permitted if the board of directors and the court, if applicable, determines that there is no reasonable concern that payment of the dividend will prevent the company from satisfying its existing and foreseeable obligations as they become due.

To date, the Company has not paid dividends on its shares of Common Stock. The payment of dividends following the consummation of the Reincorporation, if any, will be within the discretion of the board of directors of the Surviving Company. Our Board (which will be the board of directors of the Surviving Company immediately following the Reincorporation) does not anticipate that the Surviving Company will pay dividends in the foreseeable future.

Restrictions on Business Combinations. Both Israeli and Nevada law provide certain protections to stockholders in connection with certain business combinations. These protections can be found in the Companies Law and NRS 78.411 to 78.444, inclusive.

Full Tender Offer. A person wishing to acquire shares of an Israeli public company and who would as a result hold over 90% of the target company’s issued and outstanding share capital or that of a certain class of shares is required by the Companies Law to make a tender offer to all of the company’s shareholders or the shareholders who hold shares of the relevant class for the purchase of all of the issued and outstanding shares of the company or of the same class, as applicable.

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If the shareholders who do not accept the offer hold less than 5% of the issued and outstanding share capital of the company or of the applicable class of shares, and more than half of the shareholders who do not have a personal interest in the offer accept the offer, all of the shares that the acquirer offered to purchase will be transferred to the acquirer by operation of law. However, a tender offer will also be accepted if the shareholders who do not accept the offer hold less than 2% of the issued and outstanding share capital of the company or of the applicable class of shares.

If the tender offer was not accepted, the acquirer may not acquire shares of the company that will increase its holdings to more than 90% of the company’s issued and outstanding share capital or of the applicable class from shareholders who accepted the tender offer.

Special Tender Offer. The Companies Law provides that an acquisition of shares of an Israeli public company must be made by means of a special tender offer if as a result of the acquisition the purchaser would become a holder of 25% or more of the voting rights in the company. This requirement does not apply if there is already another holder of at least 25% of the voting rights in the company. Similarly, the Companies Law provides that an acquisition of shares in a public company must be made by means of a special tender offer if as a result of the acquisition the purchaser would become a holder of more than 45% of the voting rights in the company, if there is no other shareholder of the company who holds more than 45% of the voting rights in the company, subject to certain exceptions. These requirements do not apply if the acquisition occurs in the context of a private placement approved by the general meeting as a private offering whose purpose is to give the acquirer at least 25% or 45% or more, as the case may be.

A special tender offer may be consummated only if (i) at least 5% of the voting power attached to the company’s outstanding shares will be acquired by the offeror and (ii) the special tender offer is accepted by a majority of the votes of those offerees who gave notice of their position in respect of the offer; in counting the votes of offerees, the votes of a holder of control in the offeror, a person who has personal interest in acceptance of the special tender offer, holders of 25% or more of the voting rights in the company or anyone on their behalf, including their relatives and entities controlled by them, will not be taken into account.

Merger. The Companies Law permits merger transactions if approved by each party’s board of directors and, unless certain requirements described under the Companies Law are met, by a majority vote of each party’s shareholders.

For purposes of the shareholder vote, unless a court rules otherwise, the merger will not be deemed approved if a majority of the votes of shares represented at the shareholders meeting that are held by parties other than the other party to the merger, or by any person (or group of persons acting in concert) who holds (or hold, as the case may be) 25% or more of the voting rights or the right to appoint 25% or more of the directors of the other party, vote against the merger. If, however, the merger involves a merger with a company’s own controlling shareholder or if the controlling shareholder has a personal interest in the merger, then the merger is instead subject to the same special majority approval that governs all extraordinary transactions with controlling shareholders.

If the transaction would have been approved by the shareholders of a merging company but for the separate approval of each class or the exclusion of the votes of certain shareholders as provided above, a court may still approve the merger upon the request of holders of at least 25% of the voting rights of a company, if the court holds that the merger is fair and reasonable, taking into account the value of the parties to the merger and the consideration offered to the shareholders of the company.

Upon the request of a creditor of either party to the proposed merger, the court may delay or prevent the merger if it concludes that there exists a reasonable concern that, as a result of the merger, the surviving company will be unable to satisfy the obligations of the merging entities, and may further give instructions to secure the rights of creditors.

In addition, a merger may not be consummated unless at least 50 days have passed from the date on which a proposal for approval of the merger was filed by each party with the Israeli Registrar of Companies and at least 30 days have passed from the date on which the merger was approved by the shareholders of each party.

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Business Combinations. In Nevada, certain “business combinations” with “interested stockholders” of the Company are subject to a two-year moratorium unless specified conditions are met. For purposes of NRS 78.411 to 78.444, inclusive, an “interested stockholder” is defined as a beneficial owner of 10% or more of the voting power. The term “business combination” is defined broadly to include (i) mergers with or caused by the interested stockholder; (ii) sales or other dispositions to the interested stockholder (except proportionately with the corporation’s other stockholders) of assets of the corporation or a subsidiary equal to 10% or more of the aggregate market value of either the corporation’s consolidated assets or its outstanding stock; (iii) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder’s proportionate ownership of any class or series of the corporation’s or such subsidiary’s stock); or (iv) receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

The two-year moratorium imposed on business combinations by NRS 78.411 to 78.444, inclusive, can be lifted only by advance approval by a corporation’s board of directors. After the two-year period, combinations remain prohibited unless (i) they are approved by the board of directors, the disinterested stockholders or 60% of the outstanding voting power not beneficially owned by the interested party and its affiliates and associates or (ii) the interested stockholders satisfy certain fair value requirements. These statutes do not apply to any combination of a corporation and an interested stockholder after the expiration of four years after the person first became an interested stockholder.

The Nevada business combination statutes (NRS 78.411 to 78.444, inclusive) impose a maximum moratorium of two years. These statutes regulate combinations stringently: First, an interested stockholder is defined as a beneficial owner of 10% or more of the voting power. Second, the two-year moratorium can be lifted only by advance approval by a corporation’s board of directors. Finally, after the two-year period, combinations remain prohibited unless (i) they are approved by the board of directors, the disinterested stockholders, or 60% of the outstanding voting power not beneficially owned by the interested party and its affiliates and associates, or (ii) the interested stockholders satisfy certain fair value requirements. These statutes do not apply to any combination of a corporation and an interested stockholder after the expiration of four years after the person first became an interested stockholder.

Acquisition of Controlling Interests. In addition to the restrictions on business combinations with interested stockholders, Nevada law also protects the corporation and its stockholders from persons acquiring a “controlling interest” in a corporation. The provisions can be found in NRS 78.378 to 78.3793, inclusive. Israeli law does not have similar provisions. Instead, Israeli law regulates changes of control through mechanisms such as full tender offers and special tender offers, which are described in detail in the “Restrictions on Business Combinations” section above.

NRS 78.378(1) provides that the control share statutes of the NRS apply to any acquisition of a controlling interest in an issuing corporation unless the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by the acquiring person provide that the provisions of those sections do not apply to the corporation or to an acquisition of a controlling interest specifically by types of existing or future stockholders, whether or not identified. In addition, NRS 78.3788 provides that the control share statutes of the NRS apply only to a corporation that has 200 or more stockholders of record, at least 100 of whom have had addresses in Nevada, appearing on the stock ledger of the corporation and which does business directly or indirectly or through an affiliated corporation in Nevada. NRS 78.378(2) provides that the corporation, by virtue of its articles of incorporation, bylaws or resolutions adopted by directors, may impose stricter requirements if it so desires. The New Articles will not opt out of the acquisition of controlling interests provisions of NRS 78.378 to 78.3793, inclusive, as these provisions are not applicable under Israeli lawand the corporation must comply with the demand.

Stockholder Vote for Mergers and Other Corporate Reorganizations. Under the NRS, unless the articles of incorporation specifies a higher percentage, the stockholders of a corporation that is being acquired in a merger or selling substantially all of its assets must authorize such merger or sale of assets by vote of a majority of outstanding shares entitled to vote. The corporation’s board of directors must also approve such transactions.

Similarly, under the NRS, a merger or sale of all assets requires authorization by stockholders of the corporation being acquired or selling its assets by a majority of outstanding shares entitled to vote, as well as approval of such corporation’s board of directors. However, it is not entirely clear under Nevada law if stockholder authorization is required for the sale of less than all of the assets of a corporation. Although a substantial body of case law has been developed in Delaware as to what constitutes the “sale of substantially all of the assets” of a corporation, it is difficult to determine the point at which a sale of virtually all, but less than all, of a corporation’s assets would be considered a “sale of all of the assets” of the corporation for purposes of Nevada law.

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Appraisal or Dissenter’s Rights. In both jurisdictions, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal rights permit a stockholder to receive cash equal to the fair market value of the stockholder’s shares (as determined by agreement of the parties or by a court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.

Under the Companies Law, a shareholder who objects to a merger may be entitled to appraisal rights. If the merger is approved by the shareholders, any shareholder who voted against the merger may, within 30 days of the approval, request the court to determine the fair value of their shares. The court may then order the company to purchase the shares at the determined fair value. This right is generally available unless the shares are listed on a stock exchange and the consideration received is also listed shares or cash.

Under the NRS, a stockholder is entitled to dissent from, and obtain payment for, the fair value of his or her shares in the event of (i) certain acquisitions of a controlling interest in the corporation, (ii) consummation of a plan of merger, if approval by the stockholders is required and the stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, (iii) a plan of exchange in which the corporation is a party or (iv) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

Holders of securities that are listed on a national securities exchange or traded in an organized market and held by at least 2,000 stockholders of record with a market value of at least $20,000,000 are generally not entitled to dissenter’s rights. However, this exception is not available if (i) the articles of incorporation of the corporation issuing the shares provide that such exception is not available, (ii) the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provide otherwise or (iii) the holders of the class or series of stock are required under the plan of merger or exchange to accept for the shares anything except cash, shares of stock as described in NRS 92A.390(3) or a combination thereof. The NRS prohibits a dissenting stockholder from voting his or her shares or receiving certain dividends or distributions after his or her dissent. Like the Current Charter and Current Bylaws, the New Articles do not provide for dissenter’s rights in addition to those provided by the NRS.

The mechanics and timing procedures vary somewhat between Israeli law and Nevada law but both require technical compliance with specific notice and payment protocols.

Special Meetings of the Stockholders. All meetings other than the annual general meeting are referred to in the New Articles as special general meetings. The board of directors may call special general meetings whenever it sees fit, at such time and place, within or outside of Israel, as it may determine. In addition, the Companies Law requires the board of directors to convene a special general meeting upon the written request of (i) any two of its directors or one-quarter of the members of its board of directors or (ii) as a company listed on an exchange in the U.S., one or more shareholders holding, in the aggregate, either (a) 10% or more of its outstanding issued shares and 1% or more of its outstanding voting power or (b) 10% or more of its outstanding voting power.

Under the Companies Law, one or more shareholders holding at least 1% of the voting rights at the general meeting of the shareholders may request that the board of directors include a matter in the agenda of a general meeting of the shareholders to be convened in the future, provided that it is appropriate to discuss such a matter at the general meeting. Notwithstanding the foregoing, as a company listed on an exchange outside of Israel, a matter relating to the appointment or removal of a director may only be requested by one or more shareholders holding at least 5% of the voting rights at the general meeting of the shareholders. The New Articles contain procedural guidelines and disclosure items with respect to the submission of shareholder proposals for general meetings.

Subject to the provisions of the Companies Law and the regulations promulgated thereunder, shareholders entitled to participate and vote at general meetings of shareholders are the shareholders of record on a date to be decided by the board of directors, which, as a company listed on an exchange outside Israel, may be between four and 60 days prior to the date of the meeting. Furthermore, the Companies Law requires that resolutions regarding the following matters must be passed at a general meeting of the shareholders: (i) amendments to the New Articles; (ii) appointment or termination of the auditors; (iii) approval of certain related party transactions; (iv) increases or reductions of the authorized share capital; (v) certain merger transactions; and (vi) the exercise of the board of director’s powers by a general meeting, if the board of directors is unable to exercise its powers and the exercise of any of its powers is required for proper management.

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The Companies Law requires that notice of any annual general meeting or special general meeting be provided to shareholders at least 21 days prior to the meeting and if the agenda of the meeting includes the appointment or removal of directors, the approval of transactions with office holders or interested or related parties, or an approval of a merger, notice must be provided at least 35 days prior to the meeting.

Under the Companies Law, shareholders of a public company are not permitted to take action via written consent in lieu of a meeting. In contrast, the NRS permits special meetings of stockholders to be called by the entire board of directors, any two directors or the President, unless the articles of incorporation or bylaws provide otherwise.

Under the Current Bylaws, a special meeting of stockholders may be called by the president of the Company, the board of directors, or by the record holders or holder of at least 10% of all shares entitled to vote at the meeting. Under the New Articles, special meetings of the shareholders may be called only by the board of directors acting pursuant to a resolution approved by the affirmative vote of a majority of the directors then in office except as otherwise required by statute or any rights given to the holders of any preferred shares.

Annual Meetings Pursuant to Petition of Stockholders. The Companies Law provides that if a company fails to hold an annual meeting within 15 months from the date of the previous annual meeting, or within 15 months from its incorporation, a shareholder may apply to the court to order the convening of an annual meeting.

Nevada law is more restrictive. Under the NRS, stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected.

Adjournment of Stockholder Special Meetings. Under the Companies Law, if a meeting of shareholders is adjourned due to lack of a quorum, the adjourned meeting must be held at the same time and place, one week later, unless otherwise provided in the articles of association. Notice of the adjourned meeting is generally not required unless the articles of association provide otherwise.

In contrast, under the NRS, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.

Duration of Proxies. Under the Companies Law, a proxy executed by a shareholder generally remains valid for one general meeting, including any adjournment thereof, unless otherwise provided in the proxy instrument or the articles of association.

Under the NRS, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. The NRS also provides for irrevocable proxies, without limitation on duration, in limited circumstances.

Stockholder Inspection Rights. Access to Corporate Records. Under the Companies Law, shareholders are provided access to: minutes of general meetings; the shareholders register and principal shareholders register, articles of association and annual financial statements, certain other documents as provided in the Companies Law, and any document that is required by law to be filed publicly with the Israeli Companies Registrar or the Israel Securities Authority. In addition, shareholders may request to be provided with any document related to an action or transaction requiring shareholder approval under the related party transaction provisions of the Companies Law. The company may deny this request if it believes it has not been made in good faith or if such denial is necessary to protect its interest or protect a trade secret or patent.

Inspection rights under Nevada law are more limited. The NRS grants any person who has been a stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5% of all of its outstanding shares, upon at least five days’ written demand the right to inspect in person or by agent or attorney, during usual business hours (i) the articles of incorporation, and all amendments thereto, (ii) the bylaws and all amendments thereto and (iii) a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are stockholders of the corporation, showing their places of residence, if known, and the number of shares held by them respectively. A Nevada corporation may require a stockholder to furnish the corporation with an affidavit that such inspection is for a proper purpose related to his or her interest as a stockholder of the corporation.

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In addition, the NRS grants certain stockholders the right to inspect the books of account and records of a corporation for any proper purpose. The right to inspect the books of account and all financial records of a corporation, to make copies of records and to conduct an audit of such records is granted only to a stockholder who owns at least 15% of the issued and outstanding shares of a Nevada corporation, or who has been authorized in writing by the holders of at least 15% of such shares. However, these requirements do not apply to any corporation that furnishes to its stockholders a detailed, annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934.

Vote Required and Recommendation of Board

Proposal 5 will require the affirmative vote of the holders of a majority of the shares of our Common Stock represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that are voted for or against such proposal. Abstentions will only be counted toward the tabulations of voting power present and entitled to vote on the Reincorporation and will have the same effect as votes “AGAINST” the proposal. Brokers do not have discretion to vote on the proposal to approve the Reincorporation and broker non-votes will have the same effect as votes “AGAINST” the proposal.

Board Recommendation:

The board of directors recommends a vote FOR the approval of the Reincorporation of the Company in the State of Israel as described herein.

OTHER BUSINESS

The Company knows of no other matters to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Pursuant to rules of the SEC, a stockholder who intends to present a proposal at our next annual meeting of stockholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal to us in writing to the attention of the Secretary at N2OFF, Inc., HaPardes 134 (Meshek Sander), Neve Yarak, 4994500 Israel. The proposal must be received no later than June 25, 2026, after which date such stockholder proposal will be considered untimely. In the event that the date of the 2026 annual meeting has been changed more than 30 days from the one year anniversary of the date of the 2025 annual meeting, then the deadline for receipt of a proposal by a stockholder is within a reasonable time before we begin to print and send our proxy materials, in order to be eligible for inclusion in our proxy statement relating to that 2026 meeting. Stockholders wishing to submit nominations of persons for election to the board of directors or proposals of business to be presented directly at the annual meeting instead of for inclusion in next year’s proxy statement must follow the submission criteria and deadlines set forth in our amended and restated bylaws. To be timely in connection with our next annual meeting, such a stockholder nomination or proposal must be received by our Secretary at our principal executive offices between August 21, 2026 and September 20, 2026.

A copy of N2OFF, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, is available without charge (except for exhibits, which are available upon payment of a reasonable fee) upon written request to N2OFF, Inc., HaPardes 134 (Meshek Sander), Neve Yarak, 4994500 Israel.

36

ANNEX A

SECOND AMENDMENT TO THE SAVE FOODS, INC. 2022 SHARE INCENTIVE PLAN

SECOND AMENDMENT TO THE

SAVE FOODS, INC. 2022 SHARE INCENTIVE PLAN

This SECOND AMENDMENT TO THE SAVE FOODS, INC. 2022 SHARE INCENTIVE PLAN (this “Amendment”), dated as of ●, 2023 (the “Effective Date”) is made and entered into by N2OFF, Inc. (f/k/a Save Foods, Inc.), a Nevada corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Save Foods, Inc. 2022 Share Incentive Plan (the “Plan”).

RECITALS

WHEREAS, Article 23 of the Plan provides that the Company’s Board of Directors (the “Board”) may amend the Plan at any time and from time to time;

WHEREAS, the Company previously reserved a total of one million (1,000,000) shares of Common stock of the Company, par value $0.0001 (“Common stock”), to be delivered pursuant to awards under the Plan;

WHEREAS, the Company increased the total shares of Common stock reserved for issuance by an additional 6.5 million shares of Common stock pursuant to the First Amendment to the Plan;

WHEREAS, the Board intends to submit this Amendment to the Company’s stockholders for their approval.

NOW, THEREFORE, in accordance with Article 23 of the Plan and subject to stockholder approval, the Plan is hereby amended, effective as of the date hereof, as follows:

1. Section 5.1 of the Plan is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 5.1:

5.1 The maximum aggregate number of Shares that may be issued pursuant to Awards under this Plan (the “Pool”) shall be 1,094,899 authorized but unissued Shares (except and as adjusted pursuant to Section 14.1 of this Plan), or such other number as the Board may determine from time to time (without the need to amend the Plan in case of such determination); for the avoidance of any doubt, the Pool immediately prior to the Amendment was 344,899, thereby increasing the authorized but unissued amount by 261,193 Shares. However, except as adjusted pursuant to Section 14.1, in no event shall more than such number of Shares constituting the Pool, as adjusted in accordance with Section 5.2, be available for issuance pursuant to the exercise of Incentive Stock Options.

2. Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof, and all awards granted under the Plan prior to the Effective Date shall continue to be governed pursuant to the terms of the Plan as in effect immediately prior to the Effective Date.

[Remainder of Page Intentionally Left Blank;

Signature Page Follows.]

A-1

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

N2OFF, INC.

By:
Name:	David Palach
Title:	Chief Executive Officer

A-2

ANNEX B

FORM OF CERTIFICATE OF AMENDMENT

OF

ARTICLES OF INCORPORATION

OF

N2OFF, INC.

(to be attached to the Nevada Form of Certificate of Amendment pursuant to NRS 78.385/78.390)

Section 1 of Article IV of the Articles of Incorporation, as amended, shall be amended and restated in its entirety to read as follows:

ARTICLE IV

.CAPITAL STOCK

1. The total number of shares of capital stock which the Corporation shall have the authority to issue is ten billion five million (10,005,000,000), of which (i) ten billion (10,000,000,000) shares be designated as common stock, par value of $0.0001 per share, which shares shall not be subject to any preemptive rights, and (ii) five million (5,000,000) shares of preferred stock, par value of $0.0001 per share.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 16, 2025

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints David Palach as the true and lawful attorney, agent and proxy of the undersigned, with full power of substitution to each of them, to represent and to vote, on behalf of the undersigned, all shares of common stock of N2OFF, Inc. (the “Company”) held of record in the name of the undersigned at the close of business on October 24, 2025, at the Annual Meeting of Stockholders (the “Meeting”) to be held at the Meitar Law Offices, 16 Abba Hillel Road, 10ᵗʰ floor, Ramat Gan, Israel, on December 16, 2025, at 4:30 pm (local time), and at any and all adjournments or postponements thereof, on the matters listed on the reverse side, which are more fully described in the Notice of Annual Meeting of Stockholders of the Company and Proxy Statement relating to the Meeting.

The undersigned hereby revokes any and all proxies heretofore given with respect to the vote at the Meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made with respect to any proposal, this proxy will be voted FOR each proposal, in accordance with the recommendations of the Company’s board of directors.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

N2OFF, INC.

December 16, 2025

VOTE BY MAIL (Mark, sign, date and mail your proxy card in the postage-paid, return-addressed envelope we have provided)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH PROPOSAL LISTED BELOW.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

		FOR	AGAINST	ABSTAIN

1.	Election of two Class I directors to serve on the Company’s board of directors for a term of three years or until their successors are elected and qualified, for which Ronen Rosenbloom and Israel Bernstein are the nominees.	☐	☐	☐

2.	Approval of increase in shares available for issuance under the 2022 Share Incentive Plan.	☐	☐	☐

3.	Advisory vote to approve a grant of shares to members of the Company’s board of directors, under the 2022 Plan, and subject to the approval of the 2022 Plan Amendment (the “Advisory Vote on Grant of Shares”).	☐	☐	☐

4.	Ratification of the appointment of Somekh Chaikin, a member of KPMG International, as the Company’s independent auditors for the fiscal year ended December 31, 2025.	☐	☐	☐

5	Approval of the reincorporation of the Company in the State of Israel.	☐	☐	☐

Signature of stockholder	Date	Signature of stockholder	Date

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

B-1

ANNEX C

AGREEMENT AND PLAN OF MERGER

AGREEMENT OF MERGER

OF

N2OFF, INC.

AND

N2OFF, LTD.

THIS AGREEMENT OF MERGER (this “Agreement”) is entered into by and between N2OFF Inc., a Nevada corporation (“Parent”), and [                               ] Ltd., a company incorporated under the laws of the State of Israel (“Subsidiary”), as of the ___ day of ____________, 2026.

WHEREAS, the boards of directors of each of Parent and Subsidiary have declared it advisable and to the advantage, welfare, and best interests of the corporation and its shareholders to merge Parent with and into Subsidiary pursuant to the provisions of the Israeli Companies Law, 5759-1999 (the “Companies Law”) upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, the parties agree as follows:

1. Merger. Parent shall, pursuant to the provisions of the Companies Law, be merged with and into Subsidiary, which shall be the surviving company from and after the date on which a merger certificate is issued by the Israeli Registrar of Companies (the “Effective Time”), and which shall continue to exist under the name [                               ] Ltd., an Israeli company (the “Surviving Company”). The separate existence of Parent shall cease at the Effective Time in accordance with the provisions of the Companies Law.

2. Articles of Association. The Articles of Association of Subsidiary, as now in force and effect, shall continue to be the Articles of Association of the Surviving Company and such Articles of Association shall continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Companies Law.

3. Directors and Officers. The directors and officers of the Parent in office at the Effective Time shall be the directors and officers of the Surviving Company in office at the Effective Time, all of whom shall hold their offices until the election and qualification of their respective successors or until their earlier removal, resignation or death in accordance with the Articles of Association of the Surviving Company.

4. Exchange of Capital Stock. At the Effective Time, each issued and outstanding share of Common Stock, $0.0001 par value per share, of Parent shall be converted into one Ordinary Share, no par value per share, of the Surviving Company. Each issued and outstanding Ordinary Share, no par value per share, of Subsidiary shall not be converted or exchanged in any manner, but as of the Effective Time shall represent one Ordinary Share of the Surviving Company.

5. Execution, Filing and Recordation. Parent and Subsidiary agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Israel, and that they will cause to be performed all necessary acts within the State of Israel and elsewhere, to effectuate the merger herein provided for.

6. Termination. This Agreement may be terminated at any time prior to the issuance of a merger certificate by the Israeli Registrar of Companies upon a vote of directors of either Parent or Subsidiary. In the event of such termination, this Agreement shall forthwith become void and neither party nor its respective officers, directors or shareholders shall have any liability hereunder.

C-1

IN WITNESSS WHEREOF, the undersigned have executed this Agreement of Merger as of the date first written above:

PARENT:

N2OFF, INC.

By:
Name:
Title:

SUBSIDIARY:

[                               ] LTD.

By:
Name:
Title:

C-2

ANNEX D

THE COMPANIES LAW, 1999

A LIMITED LIABILITY COMPANY

—————

ARTICLES OF ASSOCIATION

OF

[                               ] LTD.1

As Adopted on _____, 2025

Preliminary

1.	Definitions; Interpretation.

(a) In these Articles, the following terms (whether or not capitalized) shall bear the meanings set forth opposite them, respectively, unless the subject or context requires otherwise.

“Articles”	shall mean these Articles of Association, as amended from time to time.

“Board of Directors”	shall mean the Board of Directors of the Company.

“Chairperson”	shall mean the Chairperson of the Board of Directors, or the Chairperson of the General Meeting, as the context implies;

“Companies Law”	shall mean the Israeli Companies Law, 5759-1999 and the regulations promulgated thereunder. The Companies Law shall include reference to the Companies Ordinance (New Version), 5743-1983, of the State of Israel, to the extent in effect according to the provisions thereof.

“Company”	shall mean [ ] Ltd.

“Director(s)”	shall mean the member(s) of the Board of Directors holding office at any given time, including Alternate Directors.

“Economic Competition Law”	shall mean the Israeli Economic Competition Law, 5758-1988 and the regulations promulgated thereunder.

“External Director(s)”	shall have the meaning provided for such term in the Companies Law.

“General Meeting”	shall mean an Annual General Meeting or Special General Meeting of the Shareholders (each as defined in Article 23 of these Articles), as the case may be.

“NIS”	shall mean New Israeli Shekels.

“USD”	shall mean United States Dollars, the lawful currency of the United States of America.

“Office”	shall mean the registered office of the Company at any given time.

“Office Holder” or “Officer”	shall have the meaning provided for such term in the Companies Law.

“Securities Law”	shall mean the Israeli Securities Law 5728-1968 and the regulations promulgated thereunder.

“Shareholder(s)” shall	mean the shareholder(s) of the Company, at any given time.

1Such name shall be determined by the board of directors of the Company (or such name as shall be selected by the Israeli Registrar of Companies) following the approval of the Reincorporation Proposal.

D-1

(b) Unless the context shall otherwise require: words in the singular shall also include the plural, and vice versa; any pronoun shall include the corresponding masculine, feminine and neuter forms; the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”; the words “herein”, “hereof” and “hereunder” and words of similar import refer to these Articles in their entirety and not to any part hereof; all references herein to Articles or clauses shall be deemed references to Articles or clauses of these Articles; any references to any agreement or other instrument or law, statute or regulation are to it as amended, supplemented or restated, from time to time (and, in the case of any law, to any successor provisions or re-enactment or modification thereof being in force at the time); any reference to “law” shall include any law (‘din’) as defined in the Interpretation Law, 5741-1981 and any applicable supranational, national, federal, state, local, or foreign statute or law and shall be deemed also to refer to all rules and regulations promulgated thereunder; any reference to a “day” or a number of “days” (without any explicit reference otherwise, such as to business days) shall be interpreted as a reference to a calendar day or number of calendar days; any reference to a business day shall mean each calendar day other than any calendar day on which commercial banks in Tel-Aviv, Israel are authorized or required by applicable law to close; reference to a month or year means according to the Gregorian calendar; any reference to a “Person” shall mean any individual, partnership, corporation, limited liability company, association, estate, any political, governmental, regulatory or similar agency or body, or other legal entity; and reference to “written” or “in writing” shall include written, printed, photocopied, typed, any electronic communication (including email, facsimile, signed electronically (in Adobe PDF, DocuSign or any other format)) or produced by any visible substitute for writing, or partly one and partly another, and signed shall be construed accordingly.

(c) The captions in these Articles are for convenience only and shall not be deemed a part hereof or affect the construction or interpretation of any provision hereof.

(d)The specific provisions of these Articles shall supersede the provisions of the Companies Law to the extent permitted thereunder.

Limited Liability

2.	The Company is a limited liability company and each Shareholder’s liability for the Company’s debts is therefore limited (in addition to any liabilities under any contract) to the payment of the full amount (par value (if any) and premium) such Shareholder was required to pay the Company for such Shareholder’s Shares (as defined below) and which amount has not yet been paid by such Shareholder.

Company’s Objectives

3.	Objectives.

The Company’s objectives are to carry on any business, and do any act, which is not prohibited by law.

4.	Donations.

The Company may donate a reasonable amount of money (in cash or in kind, including the Company’s securities) to worthy purposes such as the Board of Directors may determine in its discretion, even if such donations are not made on the basis or within the scope of business considerations of the Company.

D-2

Share Capital

5.	Authorized Share Capital.

(a) The authorized share capital of the Company shall consist of 495,000,000 Ordinary Shares without par value (the “Shares”).

(b) The Shares shall rank pari passu in all respects. The Shares may be redeemable to the extent set forth in Article 18.

6.	Increase of Authorized Share Capital.

(a) The Company may, from time to time, by a Shareholders’ resolution, whether or not all of the shares then authorized have been issued, and whether or not all of the shares theretofore issued have been called up for payment, increase its authorized share capital by increasing the number of shares it is authorized to issue by such amount, and such additional shares shall confer such rights and preferences, and shall be subject to such restrictions, as such resolution shall provide.

(b) Except to the extent otherwise provided in such resolution, any new shares included in the authorized share capital increase as aforesaid shall be subject to all of the provisions of these Articles that are applicable to shares that are included in the existing share capital.

7.	Special or Class Rights; Modification of Rights.

(a)The Company may, from time to time, by a Shareholders’ resolution, provide for shares with such preferred or deferred rights or other special rights and/or such restrictions, whether in regard to dividends, voting, repayment of share capital or otherwise, as may be stipulated in such resolution.

(b)If at any time the share capital of the Company is divided into different classes of shares, the rights attached to any class, unless otherwise provided by these Articles, may be modified or cancelled by the Company by a resolution of the General Meeting of the holders of all shares as one class, without any required separate resolution of any class of shares.

(c)The provisions of these Articles relating to General Meetings shall apply, mutatis mutandis, to any separate General Meeting of the holders of the shares of a particular class, it being clarified that the requisite quorum at any such separate General Meeting shall be two or more Shareholders present in person or by proxy and holding not less than thirty-three and one-third percent (33⅓%) of the issued shares of such class, provided, however, that if (i) such separate General Meeting of the holders of the particular class was initiated by and convened pursuant to a resolution adopted by the Board of Directors and (ii) at the time of such meeting the Company is a “foreign private issuer” under US securities laws, then the requisite quorum at any such separate General Meeting shall be two or more Shareholders (not in default in payment of any sum referred to in Article 13 hereof) present in person or by proxy and holding not less than twenty-five percent (25%) of the issued shares of such class. For the purpose of determining the quorum present at such General Meeting, a proxy may be deemed to be two (2) or more Shareholders pursuant to the number of Shareholders represented by the proxy holder.

(d) Unless otherwise provided by these Articles, an increase in the authorized share capital, the creation of a new class of shares, an increase in the authorized share capital of a class of shares, or the issuance of additional shares thereof out of the authorized and unissued share capital, shall not be deemed, for purposes of this Article 7, to modify or derogate or cancel the rights attached to previously issued shares of such class or of any other class.

8.	Consolidation, Division, Cancellation and Reduction of Share Capital.

(a) The Company may, from time to time, by or pursuant to an authorization of a Shareholders’ resolution, and subject to applicable law:

(i) consolidate all or any part of its issued or unissued authorized share capital;

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(ii) divide or sub-divide its shares (issued or unissued) or any of them and the resolution whereby any share is divided may determine that, as among the holders of the shares resulting from such subdivision, one or more of the shares may, in contrast to others, have any such preferred or deferred rights or rights of redemption or other special rights, or be subject to any such restrictions, as the Company may attach to unissued or new shares;

(iii) cancel any authorized shares which, at the date of the adoption of such resolution, have not been issued to any person nor has the Company made any commitment, including a conditional commitment, to issue such shares, and reduce the amount of its share capital by the amount of the shares so canceled; or

(iv) reduce its share capital in any manner.

(b) With respect to any consolidation of issued shares and with respect to any other action which may result in fractional shares, the Board of Directors may settle any difficulty which may arise with regard thereto, as it deems fit, and, in connection with any such consolidation or other action which could result in fractional shares, may, without limiting its aforesaid power:

(i) determine, as to the holder of shares so consolidated, which issued shares shall be consolidated;

(ii) issue, in contemplation of or subsequent to such consolidation or other action, shares sufficient to preclude or remove fractional share holdings;

(iii) redeem such shares or fractional shares sufficient to preclude or remove fractional share holdings;

(iv) round up, round down or round to the nearest whole number, any fractional shares resulting from the consolidation or from any other action which may result in fractional shares; or

(v) cause the transfer of fractional shares by certain Shareholders of the Company to other Shareholders thereof so as to most expediently preclude or remove any fractional shareholdings, and cause the transferees of such fractional shares to pay the transferors thereof the fair value thereof, and the Board of Directors is hereby authorized to act in connection with such transfer, as agent for the transferors and transferees of any such fractional shares, with full power of substitution, for the purposes of implementing the provisions of this sub-Article 8(b)(v).

9.	Issuance of Share Certificates, Replacement of Lost Certificates.

(a) To the extent that the Board of Directors determines that all shares shall be certificated or, if the Board of Directors does not so determine, to the extent that any Shareholder requests a share certificate or the Company’s transfer agent so requires, share certificates shall be issued under the corporate seal of the Company or its written, typed or stamped name and shall bear the signature of one Director, the Company’s Chief Executive Officer, or any person or persons authorized therefor by the Board of Directors. Signatures may be affixed in any mechanical or electronic form, as the Board of Directors may prescribe.

(b) Subject to the provisions of Article 9(a), each Shareholder shall be entitled to one numbered certificate for all of the shares of any class registered in his or her name. Each certificate shall specify the serial numbers of the shares represented thereby and may also specify the amount paid up thereon. The Company (as determined by an officer of the Company to be designated by the Chief Executive Officer) shall not refuse a request by a Shareholder to obtain several certificates in place of one certificate, unless such request is, in the opinion of such officer, unreasonable. Where a Shareholder has sold or transferred a portion of such Shareholder’s shares, such Shareholder shall be entitled to receive a certificate in respect of such Shareholder’s remaining shares, provided that the previous certificate is delivered to the Company before the issuance of a new certificate.

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(c) A share certificate registered in the names of two or more persons shall be delivered to the person first named in the Register of Shareholders in respect of such co-ownership.

(d) A share certificate which has been defaced, lost or destroyed, may be replaced, and the Company shall issue a new certificate to replace such defaced, lost or destroyed certificate upon payment of such fee, and upon the furnishing of such evidence of ownership and such indemnity, as the Board of Directors in its discretion deems fit.

10.	Registered Holder.

Except as otherwise provided in these Articles or the Companies Law, the Company shall be entitled to treat the registered holder of each share as the absolute owner thereof, and accordingly, shall not, except as ordered by a court of competent jurisdiction, or as required by the Companies Law, be obligated to recognize any equitable or other claim to, or interest in, such share on the part of any other person.

11.	Issuance and Repurchase of Shares.

(a)The unissued shares from time to time shall be under the control of the Board of Directors (and, to the extent permitted by law, any Committee thereof), which shall have the power to issue or otherwise dispose of shares and of securities convertible or exercisable into or other rights to acquire from the Company to such persons, on such terms and conditions (including, inter alia, price, with or without premium, discount or commission, and terms relating to calls set forth in Article 13 hereof), and at such times, as the Board of Directors (or the Committee, as the case may be) deems fit, and the power to give to any person the option to acquire from the Company any shares or securities convertible or exercisable into or other rights to acquire from the Company on such terms and conditions (including, inter alia, price, with or without premium, discount or commission), during such time as the Board of Directors (or the Committee, as the case may be) deems fit.

(b) The Company may at any time and from time to time, subject to the Companies Law, repurchase or finance the purchase of any shares or other securities issued by the Company, in such manner and under such terms as the Board of Directors shall determine, whether from any one or more Shareholders. Such purchase shall not be deemed as payment of dividends and as such, no Shareholder will have the right to require the Company to purchase his or her shares or offer to purchase shares from any other Shareholders.

12.	Payment in Installment.

If pursuant to the terms of issuance of any share, all or any portion of the price thereof shall be payable in installments, every such installment shall be paid to the Company on the due date thereof by the then registered holder(s) of the share or the person(s) then entitled thereto.

13.	Calls on Shares.

(a) The Board of Directors may, from time to time, as it, in its discretion, deems fit, make calls for payment upon Shareholders in respect of any sum (including premium) which has not been paid up in respect of shares held by such Shareholders and which is not, pursuant to the terms of issuance of such shares or otherwise, payable at a fixed time, and each Shareholder shall pay the amount of every call so made upon him or her (and of each installment thereof if the same is payable in installments), to the person(s) and at the time(s) and place(s) designated by the Board of Directors, as any such times may be thereafter extended and/or such person(s) or place(s) changed. Unless otherwise stipulated in the resolution of the Board of Directors (and in the notice hereafter referred to), each payment in response to a call shall be deemed to constitute a pro rata payment on account of all the shares in respect of which such call was made.

(b) Notice of any call for payment by a shareholder shall be given in writing to such shareholder not less than fourteen (14) days prior to the time of payment fixed in such notice, and shall specify the time and place of payment, and the person to whom such payment is to be made. Prior to the time for any such payment fixed in a notice of a call given to a shareholder, the Board of Directors may in its absolute discretion, by notice in writing to such shareholder, revoke such call in whole or in part, extend the time fixed for payment thereof, or designate a different place of payment or person to whom payment is to be made. In the event of a call payable in installments, only one notice thereof need be given.

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(c) If pursuant to the terms of issuance of a share or otherwise, an amount is made payable at a fixed time, such amount shall be payable at such time as if it were payable by virtue of a call made by the Board of Directors and for which notice was given in accordance with paragraphs (a) and (b) of this Article 13, and the provision of these Articles with regard to calls (and the non-payment thereof) shall be applicable to such amount or such installment (and the non-payment thereof).

(d) Joint holders of a share shall be jointly and severally liable to pay all calls for payment in respect of such share and all interest payable thereon.

(e) Any amount called for payment which is not paid when due shall bear interest from the date fixed for payment until actual payment thereof, at such rate (not exceeding the then prevailing debitory rate charged by leading commercial banks in Israel), and payable at such time(s) as the Board of Directors may prescribe.

(f) Upon the issuance of shares, the Board of Directors may provide for differences among the holders of such shares as to the amounts and times for payment of calls for payment in respect of such shares.

14.	Prepayment.

With the approval of the Board of Directors, any Shareholder may pay to the Company any amount not yet payable in respect of his or her shares, and the Board of Directors may approve the payment by the Company of interest on any such amount until the same would be payable if it had not been paid in advance, at such rate and time(s) as may be approved by the Board of Directors. The Board of Directors may at any time cause the Company to repay all or any part of the money so advanced, without premium or penalty. Nothing in this Article 14 shall derogate from the right of the Board of Directors to make any call for payment before or after receipt by the Company of any such advance.

15.	Forfeiture and Surrender.

(a) If any Shareholder fails to pay an amount payable by virtue of a call, installment or interest thereon as provided for in accordance herewith, on or before the day fixed for payment of the same, the Board of Directors may at any time after the day fixed for such payment, so long as such amount (or any portion thereof) or interest thereon (or any portion thereof) remains unpaid, forfeit all or any of the shares in respect of which such payment was called for. All expenses incurred by the Company in attempting to collect any such amount or interest thereon, including, without limitation, attorneys’ fees and costs of legal proceedings, shall be added to, and shall, for all purposes (including the accrual of interest thereon) constitute a part of, the amount payable to the Company in respect of such call.

(b) Upon the adoption of a resolution as to the forfeiture of a Shareholder’s share, the Board of Directors shall cause notice thereof to be given to such Shareholder, which notice shall state that, in the event of the failure to pay the entire amount so payable by a date specified in the notice (which date shall be not less than fourteen (14) days after the date such notice is given and which may be extended by the Board of Directors), such shares shall be ipso facto forfeited, provided, however, that, prior to such date, the Board of Directors may cancel such resolution of forfeiture, but no such cancellation shall stop the Board of Directors from adopting a further resolution of forfeiture in respect of the non-payment of the same amount.

(c) Without derogating from Articles 51 and 55 hereof, whenever shares are forfeited as herein provided, all dividends, if any, theretofore declared in respect thereof and not actually paid shall be deemed to have been forfeited at the same time.

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(d) The Company, by resolution of the Board of Directors, may accept the voluntary surrender of any share.

(e) Any share forfeited or surrendered as provided herein, shall become the property of the Company as a dormant share, and the same, subject to the provisions of these Articles, may be sold, re-issued or otherwise disposed of as the Board of Directors deems fit.

(f) Any person whose shares have been forfeited or surrendered shall cease to be a shareholder in respect of the forfeited or surrendered shares, but shall, notwithstanding, be liable to pay, and shall forthwith pay, to the Company, all calls, interest and expenses owing upon or in respect of such shares at the time of forfeiture or surrender, together with interest thereon from the time of forfeiture or surrender until actual payment, at the rate prescribed in Article 13(e) above, and the Board of Directors, in its discretion, may, but shall not be obligated to, enforce or collect the payment of such amounts, or any part thereof, as it shall deem fit. In the event of such forfeiture or surrender, the Company, by resolution of the Board of Directors, may accelerate the date(s) of payment of any or all amounts then owing to the Company by the person in question (but not yet due) in respect of all shares owned by such Shareholder, solely or jointly with another.

(g) The Board of Directors may at any time, before any share so forfeited or surrendered shall have been sold, re-issued or otherwise disposed of, nullify the forfeiture or surrender on such conditions as it deems fit, but no such nullification shall stop the Board of Directors from re-exercising its powers of forfeiture pursuant to this Article 15.

16.	Lien.

(a) Except to the extent the same may be waived or subordinated in writing, the Company shall have a first and paramount lien upon all the shares registered in the name of each Shareholder (without regard to any equitable or other claim or interest in such shares on the part of any other person), and upon the proceeds of the sale thereof, for his or her debts, liabilities and engagements to the Company arising from any amount payable by such Shareholder in respect of any unpaid or partly paid share, whether or not such debt, liability or engagement has matured. Such lien shall extend to all dividends from time to time declared or paid in respect of such share. Unless otherwise provided, the registration by the Company of a transfer of shares shall be deemed to be a waiver on the part of the Company of the lien (if any) existing on such shares immediately prior to such transfer.

(b) The Board of Directors may cause the Company to sell a share subject to such a lien when the debt, liability or engagement giving rise to such lien has matured, in such manner as the Board of Directors deems fit, but no such sale shall be made unless such debt, liability or engagement has not been satisfied within fourteen (14) days after written notice of the intention to sell shall have been served on such Shareholder, his or her executors or administrators.

(c) The net proceeds of any such sale, after payment of the costs and expenses thereof or ancillary thereto, shall be applied in or toward satisfaction of the debts, liabilities or engagements of such Shareholder in respect of such share (whether or not the same have matured), and the remaining proceeds (if any) shall be paid to the shareholder, his or her executors, administrators or assigns.

17.	Sale After Forfeiture or Surrender or For Enforcement of Lien.

Upon any sale of a share after forfeiture or surrender or for enforcing a lien, the Board of Directors may appoint any person to execute an instrument of transfer of the share so sold and cause the purchaser’s name to be entered in the Register of Shareholders in respect of such share. The purchaser shall be registered as the shareholder and shall not be bound to see to the regularity of the sale proceedings, or to the application of the proceeds of such sale, and after his or her name has been entered in the Register of Shareholders in respect of such share, the validity of the sale shall not be impeached by any person, and the remedy of any person aggrieved by the sale shall be in damages only and against the Company exclusively.

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18.	Redeemable Shares.

The Company may, subject to applicable law, issue redeemable shares or other securities and redeem the same upon terms and conditions to be set forth in a written agreement between the Company and the holder of such shares or in their terms of issuance.

Transfer of Shares

19.	Registration of Transfer.

No transfer of shares shall be registered unless a proper writing or instrument of transfer (in any customary form or any other form satisfactory to the Board of Directors or an officer of the Company to be designated by the Chief Executive Officer) has been submitted to the Company (or its transfer agent), together with any share certificate(s) and such other evidence of title as the Board of Directors or an officer of the Company to be designated by the Chief Executive Officer may require. Notwithstanding anything to the contrary herein, shares registered in the name of The Depository Trust Company or its nominee shall be transferrable in accordance with the policies and procedures of The Depository Trust Company. Until the transferee has been registered in the Register of Shareholders in respect of the shares so transferred, the Company may continue to regard the transferor as the owner thereof. The Board of Directors, may, from time to time, prescribe a fee for the registration of a transfer, and may approve other methods of recognizing the transfer of shares in order to facilitate the trading of the Company’s shares on the Nasdaq Stock Market or on any other stock exchange on which the Company’s shares are then listed for trading.

20.	Suspension of Registration.

The Board of Directors may, in its discretion to the extent it deems necessary, close the Register of Shareholders of registration of transfers of shares for a period determined by the Board of Directors, and no registrations of transfers of shares shall be made by the Company during any such period during which the Register of Shareholders is so closed.

Transmission of Shares

21.	Decedents’ Shares.

Upon the death of a Shareholder, the Company shall recognize the custodian or administrator of the estate or executor of the will, and in the absence of such, the lawful heirs of the Shareholder, as the only holders of the right for the shares of the deceased Shareholder, after receipt of evidence to the entitlement thereto, as determined by the Board of Directors or an officer of the Company to be designated by the Chief Executive Officer.

22.	Receivers and Liquidators.

(a) The Company may recognize any receiver, liquidator or similar official appointed to wind-up, dissolve or otherwise liquidate a corporate Shareholder, and a trustee, manager, receiver, liquidator or similar official appointed in bankruptcy or in connection with the reorganization of, or similar proceeding with respect to a Shareholder or its properties, as being entitled to the shares registered in the name of such Shareholder.

(b) Such receiver, liquidator or similar official appointed to wind-up, dissolve or otherwise liquidate a corporate Shareholder and such trustee, manager, receiver, liquidator or similar official appointed in bankruptcy or in connection with the reorganization of, or similar proceedings with respect to a Shareholder or its properties, upon producing such evidence as the Board of Directors (or an officer of the Company to be designated by the Chief Executive Officer) may deem sufficient as to his or her authority to act in such capacity or under this Article, shall with the consent of the Board of Directors or an officer of the Company to be designated by the Chief Executive Officer (which the Board of Directors or such officer may grant or refuse in its absolute discretion), be registered as a Shareholder in respect of such shares, or may, subject to the regulations as to transfer herein contained, transfer such shares.

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General Meetings

23.	General Meetings.

(a) An annual General Meeting (“Annual General Meeting”) shall be held at such time and at such place, either within or outside of the State of Israel, as may be determined by the Board of Directors.

(b) All General Meetings other than Annual General Meetings shall be called “Special General Meetings”. The Board of Directors may, at its discretion, convene a Special General Meeting at such time and place, within or outside of the State of Israel, as may be determined by the Board of Directors.

(c)If so determined by the Board of Directors, an Annual General Meeting or a Special General Meeting may be held through the use of any means of communication approved by the Board of Directors, provided all of the participating Shareholders can hear each other simultaneously. A resolution approved by use of means of communications as aforesaid, shall be deemed to be a resolution lawfully adopted at such general meeting and a Shareholder shall be deemed present in person at such general meeting if attending such meeting through the means of communication used at such meeting.

24.	Record Date for General Meeting.

Notwithstanding any provision of these Articles to the contrary, and to allow the Company to determine the Shareholders entitled to notice of or to vote at any General Meeting or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or grant of any rights, or entitled to exercise any rights in respect of or to take or be the subject of any other action, the Board of Directors may fix a record date for the General Meeting, which shall not be more than the maximum period and not less than the minimum period permitted by law. A determination of Shareholders of record entitled to notice of or to vote at a General Meeting shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

25.	Shareholder Proposal Request.

(a) Any Shareholder or Shareholders of the Company holding at least the required percentage under the Companies Law of the voting rights of the Company which entitles such Shareholder(s) to require the Company to include a matter on the agenda of a General Meeting (the “Proposing Shareholder(s)”) may request, subject to the Companies Law, that the Board of Directors include a matter on the agenda of a General Meeting to be held in the future, provided that the Board of Directors determines that the matter is appropriate to be considered at a General Meeting (a “Proposal Request”). In order for the Board of Directors to consider a Proposal Request and whether to include the matter stated therein in the agenda of a General Meeting, notice of the Proposal Request must be timely delivered in accordance with applicable law, and the Proposal Request must comply with the requirements of these Articles (including this Article 25) and any applicable law and stock exchange rules and regulations. The Proposal Request must be in writing, signed by all of the Proposing Shareholder(s) making such request, delivered, either in person or by registered mail, postage prepaid, and received by the Secretary (or, in the absence thereof, by the Chief Executive Officer of the Company). To be considered timely, a Proposal Request must be received within the time periods prescribed by applicable law. The announcement of an adjournment or postponement of a General Meeting shall not commence a new time period (or extend any time period) for the delivery of a Proposal Request as described above. In addition to any information required to be included in accordance with applicable law, a Proposal Request must include the following: (i) the name, address, telephone number, fax number and email address of the Proposing Shareholder (or each Proposing Shareholder, as the case may be) and, if an entity, the name(s) of the person(s) that controls or manages such entity; (ii) the number of Shares held by the Proposing Shareholder(s), directly or indirectly (and, if any of such Shares are held indirectly, an explanation of how they are held and by whom), which shall be in such number no less than as is required to qualify as a Proposing Shareholder, accompanied by evidence satisfactory to the Company of the record holding of such Shares by the Proposing Shareholder(s) as of the date of the Proposal Request; (iii) the matter requested to be included on the agenda of a General Meeting, all information related to such matter, the reason that such matter is proposed to be brought before the General Meeting, the complete text of the resolution that the Proposing Shareholder proposes to be voted upon at the General Meeting, and a representation that the Proposing Shareholder(s) intend to appear in person or by proxy at the meeting; (iv) a description of all arrangements or understandings between the Proposing Shareholders and any other Person(s) (naming such Person or Persons) in connection with the matter that is requested to be included on the agenda and a declaration signed by all Proposing Shareholder(s) of whether any of them has a personal interest in the matter and, if so, a description in reasonable detail of such personal interest; (v) a description of all Derivative Transactions (as defined below) by each Proposing Shareholder(s) during the previous twelve (12) month period, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, such Derivative Transactions; and (vi) a declaration that all of the information that is required under the Companies Law and any other applicable law and stock exchange rules and regulations to be provided to the Company in connection with such matter, if any, has been provided to the Company. The Board of Directors, may, in its discretion, to the extent it deems necessary, request that the Proposing Shareholder(s) provide additional information necessary so as to include a matter in the agenda of a General Meeting, as the Board of Directors may reasonably require.

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A “Derivative Transaction” means any agreement, arrangement, interest or understanding entered into by, or on behalf or for the benefit of, any Proposing Shareholder or any of its affiliates or associates, whether of record or beneficial: (1) the value of which is derived in whole or in part from the value of any class or series of shares or other securities of the Company, (2) which otherwise provides any direct or indirect opportunity to gain or share in any gain derived from a change in the value of securities of the Company, (3) the effect or intent of which is to mitigate loss, manage risk or benefit of security value or price changes, or (4) which provides the right to vote or increase or decrease the voting power of, such Proposing Shareholder, or any of its affiliates or associates, with respect to any shares or other securities of the Company, which agreement, arrangement, interest or understanding may include, without limitation, any option, warrant, debt position, note, bond, convertible security, swap, stock appreciation right, short position, profit interest, hedge, right to dividends, voting agreement, performance-related fee or arrangement to borrow or lend shares (whether or not subject to payment, settlement, exercise or conversion in any such class or series), and any proportionate interest of such Proposing Shareholder in the securities of the Company held by any general or limited partnership, or any limited liability company, of which such Proposing Shareholder is, directly or indirectly, a general partner or managing member.

(b) The information required pursuant to this Article shall be updated as of (i) the record date of the General Meeting, (ii) five business days before the General Meeting, and (iii) as of the General Meeting, and any adjournment or postponement thereof.

(c) The provisions of Articles 25(a) and 25(b) shall apply, mutatis mutandis, to any matter to be included on the agenda of a Special General Meeting which is convened pursuant to a request of a Shareholder duly delivered to the Company in accordance with the Companies Law.

(d) Notwithstanding anything to the contrary herein, this Article 25 may only be amended, replaced or suspended by a resolution adopted at a General Meeting by a supermajority of at least 65% of the total voting power of the Shareholders.

26.	Notice of General Meetings; Omission to Give Notice.

(a) The Company is not required to give notice of a General Meeting, subject to any mandatory provision of the Companies Law.

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(b) The accidental omission to give notice of a General Meeting to any Shareholder, or the non-receipt of notice sent to such Shareholder, shall not invalidate the proceedings at such meeting or any resolution adopted thereat.

(c) No Shareholder present, in person or by proxy, at any time during a General Meeting shall be entitled to seek the cancellation or invalidation of any proceedings or resolutions adopted at such General Meeting on account of any defect in the notice of such meeting relating to the time or the place thereof, or any item acted upon at such meeting.

(d) In addition to any places at which the Company may make available for review by Shareholders the full text of the proposed resolutions to be adopted at a General Meeting, as required by the Companies Law, the Company may add additional places for Shareholders to review such proposed resolutions, including an internet site.

Proceedings at General Meetings

27.	Quorum.

(a) No business shall be transacted at a General Meeting, or at any adjournment thereof, unless the quorum required under these Articles for such General Meeting or such adjourned meeting, as the case may be, is present when the meeting proceeds to business.

(b)In the absence of contrary provisions in these Articles, the requisite quorum for any General Meeting shall be two or more Shareholders (not in default in payment of any sum referred to in Article 13 hereof) present in person or by proxy and holding shares conferring in the aggregate at least thirty-three and one-third percent (33⅓%) of the voting power of the Company, provided, however, that if (i) such General Meeting was initiated by and convened pursuant to a resolution adopted by the Board of Directors and (ii) at the time of such General Meeting the Company is a “foreign private issuer” under US securities laws, then the requisite quorum shall be two or more Shareholders (not in default in payment of any sum referred to in Article 13 hereof) present in person or by proxy and holding shares conferring in the aggregate at least twenty-five percent (25%) of the voting power of the Company. For the purpose of determining the quorum present at a certain General Meeting, a proxy may be deemed to be two (2) or more Shareholders pursuant to the number of Shareholders represented by the proxy holder.

(c)If within half an hour from the time appointed for the meeting a quorum is not present, then without any further notice the meeting shall be adjourned either (i) to the same day in the next week, at the same time and place, (ii) to such day and at such time and place as indicated in the notice of such meeting, or (iii) to such day and at such time and place as the Chairperson of the General Meeting shall determine (which may be earlier or later than the date pursuant to clause (i) above). No business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting as originally called. At such adjourned meeting, if the original meeting was convened pursuant to a request under Section 63 of the Companies Law, one or more shareholders, present in person or by proxy, and holding the number of shares required for making such request, shall constitute a quorum, but in any other case any shareholder (not in default as aforesaid) present in person or by proxy, shall constitute a quorum.

28.	Chairperson of General Meeting.

The Chairperson of the Board of Directors shall preside as Chairperson of every General Meeting of the Company. If at any meeting the Chairperson is not present within fifteen (15) minutes after the time fixed for holding the meeting or is unwilling or unable to act as Chairperson, any of the following may preside as Chairperson of the meeting (and in the following order): a Director designated by the Board of Directors, the Chief Executive Officer, the Chief Financial Officer, the General Counsel, the Secretary or any person designated by any of the foregoing. If at any such meeting none of the foregoing persons is present or all are unwilling or unable to act as Chairperson, the Shareholders present (in person or by proxy) shall choose a Shareholder or its proxy present at the meeting to be Chairperson. The office of Chairperson shall not, by itself, entitle the holder thereof to vote at any General Meeting nor shall it entitle such holder to a second or casting vote (without derogating, however, from the rights of such Chairperson to vote as a Shareholder or proxy of a Shareholder if, in fact, the Chairperson is also a Shareholder or such proxy).

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29.	Adoption of Resolutions at General Meetings.

(a) Except as required by the Companies Law or these Articles, including, without limitation, Article 39 below, a resolution of the Shareholders shall be adopted if approved by the holders of a simple majority of the voting power represented at the General Meeting in person or by proxy and voting thereon, as one class, and disregarding abstentions from the count of the voting power present and voting. Without limiting the generality of the foregoing, a resolution with respect to a matter or action for which the Companies Law prescribes a higher majority or pursuant to which a provision requiring a higher majority would have been deemed to have been incorporated into these Articles, but for which the Companies Law allows these Articles to provide otherwise (including, Sections 327 and 24 of the Companies Law), shall be adopted by a simple majority of the voting power represented at the General Meeting in person or by proxy and voting thereon, as one class, and disregarding abstentions from the count of the voting power present and voting.

(b) Every question submitted to a General Meeting shall be decided by a show of hands, but the Chairperson of the General Meeting may determine that a resolution shall be decided by a written ballot. A written ballot may be implemented before the proposed resolution is voted upon or immediately after the declaration by the Chairperson of the results of the vote by a show of hands. If a vote by written ballot is taken after such declaration, the results of the vote by a show of hands shall be of no effect, and the proposed resolution shall be decided by such written ballot.

(c) A defect in convening or conducting a General Meeting, including a defect resulting from the non-fulfillment of any provision or condition set forth in the Companies Law or these Articles, including with regard to the manner of convening or conducting the General Meeting, shall not disqualify any resolution passed at the General Meeting and shall not affect the discussions or decisions which took place thereat.

(d) A declaration by the Chairperson of the General Meeting that a resolution has been carried unanimously, or carried by a particular majority, or rejected, and an entry to that effect in the minute book of the Company, shall be prima facie evidence of the fact without proof of the number or proportion of the votes recorded in favor of or against such resolution.

30.	Power to Adjourn.

A General Meeting, the consideration of any matter on its agenda, or the resolution on any matter on its agenda, may be postponed or adjourned, from time to time and from place to place: (i) by the Chairperson of a General Meeting at which a quorum is present (and he shall do so if directed by the General Meeting, with the consent of the holders of a majority of the voting power represented in person or by proxy and voting on the question of adjournment), but no business shall be transacted at any such adjourned meeting except business which might lawfully have been transacted at the meeting as originally called, or a matter on its agenda with respect to which no resolution was adopted at the meeting originally called; or (ii) by the Board of Directors (whether prior to or at a General Meeting).

31.	Voting Power.

Subject to the provisions of Article 32(a) and to any provision hereof conferring special rights as to voting, or restricting the right to vote, every Shareholder shall have one vote for each share held by the Shareholder of record, on every resolution, without regard to whether the vote thereon is conducted by a show of hands, by written ballot, or by any other means.

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32.	Voting Rights.

(a) No Shareholder shall be entitled to vote at any General Meeting (or be counted as a part of the quorum thereat), unless all calls then payable by him or her in respect of his or her shares in the Company have been paid.

(b) A company or other corporate body being a Shareholder of the Company may duly authorize any person to be its representative at any meeting of the Company or to execute or deliver a proxy on its behalf. Any person so authorized shall be entitled to exercise on behalf of such Shareholder all the power, which the Shareholder could have exercised if it were an individual. Upon the request of the Chairperson of the General Meeting, written evidence of such authorization (in form acceptable to the Chairperson) shall be delivered to him or her.

(c) Any Shareholder entitled to vote may vote either in person or by proxy (who need not be a Shareholder of the Company), or, if the Shareholder is a company or other corporate body, by representative authorized pursuant to Article (b) above.

(d) If two or more persons are registered as joint holders of any share, the vote of the senior who tenders a vote, in person or by proxy, shall be accepted to the exclusion of the vote(s) of the other joint holder(s). For the purpose of this Article 32(d), seniority shall be determined by the order of registration of the joint holders in the Register of Shareholders.

(e) If a Shareholder is a minor, under protection, bankrupt or legally incompetent, or in the case of a corporation, is in receivership or liquidation, it may, subject to all other provisions of these Articles and any documents or records required to be provided under these Articles, vote through his, her or its trustees, receiver, liquidator, natural guardian or another legal guardian, as the case may be, and the persons listed above may vote in person or by proxy.

Proxies

33.	Instrument of Appointment.

(a) An instrument appointing a proxy shall be in writing and shall be substantially in the following form:

“I		of
	(Name of Shareholder)		(Address of Shareholder)
Being a shareholder of [ ] Ltd. hereby appoints
of
	(Name of Proxy)		(Address of Proxy)
as my proxy to vote for me and on my behalf at the General Meeting of the Company to be held on the ___ day of _______, _______ and at any adjournment(s) thereof.

Signed this ____ day of ___________, ______.

(Signature of Appointor)”

or in any usual or common form or in such other form as may be approved by the Board of Directors. Such proxy shall be duly signed by the appointor of such person’s duly authorized attorney, or, if such appointor is company or other corporate body, in the manner in which it signs documents which binds it together with a certificate of an attorney with regard to the authority of the signatories.

(b) Subject to the Companies Law, the original instrument appointing a proxy or a copy thereof certified by an attorney (and the power of attorney or other authority, if any, under which such instrument has been signed) shall be delivered to the Company (at its Office, at its principal place of business, or at the offices of its registrar or transfer agent, or at such place as notice of the meeting may specify) not less than forty eight (48) hours (or such shorter period as the notice shall specify) before the time fixed for such meeting. Notwithstanding the above, the Chairperson shall have the right to waive the time requirement provided above with respect to all instruments of proxies and to accept instruments of proxy until the beginning of a General Meeting. A document appointing a proxy shall be valid for every adjourned meeting of the General Meeting to which the document relates.

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34.	Effect of Death of Appointer of Transfer of Share and or Revocation of Appointment.

(a) A vote cast in accordance with an instrument appointing a proxy shall be valid notwithstanding the prior death or bankruptcy of the appointing Shareholder (or of his or her attorney-in-fact, if any, who signed such instrument), or the transfer of the share in respect of which the vote is cast, unless written notice of such matters shall have been received by the Company or by the Chairperson of such meeting prior to such vote being cast.

(b) Subject to the Companies Law, an instrument appointing a proxy shall be deemed revoked (i) upon receipt by the Company or the Chairperson, subsequent to receipt by the Company of such instrument, of written notice signed by the person signing such instrument or by the Shareholder appointing such proxy canceling the appointment thereunder (or the authority pursuant to which such instrument was signed) or of an instrument appointing a different proxy (and such other documents, if any, required under Article 33(b) for such new appointment), provided such notice of cancellation or instrument appointing a different proxy were so received at the place and within the time for delivery of the instrument revoked thereby as referred to in Article 33(b) hereof, or (ii) if the appointing Shareholder is present in person at the meeting for which such instrument of proxy was delivered, upon receipt by the Chairperson of such meeting of written notice from such Shareholder of the revocation of such appointment, or if and when such Shareholder votes at such meeting. A vote cast in accordance with an instrument appointing a proxy shall be valid notwithstanding the revocation or purported cancellation of the appointment, or the presence in person or vote of the appointing Shareholder at a meeting for which it was rendered, unless such instrument of appointment was deemed revoked in accordance with the foregoing provisions of this Article 34(b) at or prior to the time such vote was cast.

Board of Directors

35.	Powers of the Board of Directors.

(a) The Board of Directors may exercise all such powers and do all such acts and things as the Board of Directors is authorized by law or as the Company is authorized to exercise and do and are not hereby or by law required to be exercised or done by the General Meeting. The authority conferred on the Board of Directors by this Article 35 shall be subject to the provisions of the Companies Law, these Articles and any regulation or resolution consistent with these Articles adopted from time to time at a General Meeting, provided, however, that no such regulation or resolution shall invalidate any prior act done by or pursuant to a decision of the Board of Directors which would have been valid if such regulation or resolution had not been adopted.

(b) Without limiting the generality of the foregoing, the Board of Directors may, from time to time, set aside any amount(s) out of the profits of the Company as a reserve or reserves for any purpose(s) which the Board of Directors, in its absolute discretion, shall deem fit, including without limitation, capitalization and distribution of bonus shares, and may invest any sum so set aside in any manner and from time to time deal with and vary such investments and dispose of all or any part thereof, and employ any such reserve or any part thereof in the business of the Company without being bound to keep the same separate from other assets of the Company, and may subdivide or re-designate any reserve or cancel the same or apply the funds therein for another purpose, all as the Board of Directors may from time to time think fit.

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36.	Exercise of Powers of the Board of Directors.

(a) A meeting of the Board of Directors at which a quorum is present in accordance with Article 45 shall be competent to exercise all the authorities, powers and discretion vested in or exercisable by the Board of Directors.

(b) A resolution proposed at any meeting of the Board of Directors shall be deemed adopted if approved by a majority of the Directors present, entitled to vote and voting thereon when such resolution is put to a vote.

(c) The Board of Directors may adopt resolutions, without convening a meeting of the Board of Directors, in writing or in any other manner permitted by the Companies Law.

37.	Delegation of Powers.

(a) The Board of Directors may, subject to the provisions of the Companies Law, delegate any or all of its powers to committees (in these Articles referred to as a “Committee of the Board of Directors”, or “Committee”), each consisting of one or more persons (who may or may not be Directors), and it may from time to time revoke such delegation or alter the composition of any such Committee. Any Committee so formed shall, in the exercise of the powers so delegated, conform to any regulations imposed on it by the Board of Directors, subject to applicable law. No regulation imposed by the Board of Directors on any Committee and no resolution of the Board of Directors shall invalidate any prior act done or pursuant to a resolution by the Committee which would have been valid if such regulation or resolution of the Board of Directors had not been adopted. The meetings and proceedings of any such Committee of the Board of Directors shall, mutatis mutandis, be governed by the provisions herein contained for regulating the meetings of the Board of Directors, to the extent not superseded by any regulations adopted by the Board of Directors. Unless otherwise expressly prohibited by the Board of Directors, in delegating powers to a Committee of the Board of Directors, such Committee shall be empowered to further delegate such powers.

(b) The Board of Directors may from time to time appoint a Secretary to the Company, as well as Officers, agents, employees and independent contractors, as the Board of Directors deems fit, and may terminate the service of any such person. The Board of Directors may, subject to the provisions of the Companies Law, determine the powers and duties, as well as the salaries and compensation, of all such persons.

(c) The Board of Directors may from time to time, by power of attorney or otherwise, appoint any person, company, firm or body of persons to be the attorney or attorneys of the Company at law or in fact for such purposes(s) and with such powers, authorities and discretions, and for such period and subject to such conditions, as it deems fit, and any such power of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board of Directors deems fit, and may also authorize any such attorney to delegate all or any of the powers, authorities and discretions vested in him or her.

38.	Number of Directors.

(a) The Board of Directors shall consist of such number of Directors (not less than [three (3) nor more than seven (7)], including the External Directors and Alternate Directors, if any were elected or appointed) as may be fixed from time to time by resolution of the Board of Directors.

(b) Notwithstanding anything to the contrary herein, this Article 38 may only be amended or replaced by a resolution adopted at a General Meeting by a majority of at least 65% of the total voting power of the Company’s shareholders.

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39.	Election and Removal of Directors.

(a) The Directors (excluding the External Directors if any were elected), shall be classified, with respect to the term for which they each severally hold office, into three classes, as nearly equal in number as practicable, hereby designated as Class I, Class II and Class III. The Board of Directors may assign members of the Board of Directors already in office to such classes at the time such classification becomes effective

(i) The term of office of the initial Class I directors shall expire at the Annual General Meeting to be held in 2029 and when their successors are elected and qualified,

(ii) The term of office of the initial Class II directors shall expire at the first Annual General Meeting following the Annual General Meeting referred to in clause (i) above and when their successors are elected and qualified, and

(iii) The term of office of the initial Class III directors shall expire at the first Annual General Meeting following the Annual General Meeting referred to in clause (ii) above and when their successors are elected and qualified.

(b) At each Annual General Meeting, commencing with the Annual General Meeting to be held in 2026, each Nominee or Alternate Nominee (each as defined below) elected at such Annual General Meeting to serve as a Director in a Class whose term shall have expired at such Annual General Meeting shall be elected to hold office until the third Annual General Meeting next succeeding his or her election and until his or her respective successor shall have been elected and qualified. Notwithstanding anything to the contrary, each Director shall serve until his or her successor is elected and qualified or until such earlier time as such Director’s office is vacated.

(c) If the number of Directors (excluding External Directors, if any were elected) that comprises the Board of Directors is hereafter changed by the Board of Directors, any newly created directorships or decrease in directorships shall be so apportioned by the Board of Directors among the classes as to make all classes as nearly equal in number as is practicable, provided that no decrease in the number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director.

(d) Prior to every General Meeting of the Company at which Directors are to be elected, and subject to clauses (a) and (h) of this Article, the Board of Directors (or a Committee thereof) shall select, by a resolution adopted by a majority of the Board of Directors (or such Committee), a number of Persons to be proposed to the Shareholders for election as Directors at such General Meeting (the “Nominees”).

(e) Any Proposing Shareholder requesting to include on the agenda of a General Meeting a nomination of a Person to be proposed to the Shareholders for election as Director (such person, an “Alternate Nominee”), may so request provided that it complies with this Article 39(e), Article 25 and applicable law. Unless otherwise determined by the Board of Directors, a Proposal Request relating to an Alternate Nominee is deemed to be a matter that is appropriate to be considered only at an Annual General Meeting. In addition to any information required to be included in accordance with applicable law, such a Proposal Request shall include information required pursuant to Article 25, and shall also set forth: (i) the name, address, telephone number, fax number and email address of the Alternate Nominee and all citizenships and residencies of the Alternate Nominee; (ii) a description of all arrangements, relations or understandings during the past three (3) years, and any other material relationships, between the Proposing Shareholder(s) or any of its affiliates and each Alternate Nominee; (iii) a declaration signed by the Alternate Nominee that he or she consents to be named in the Company’s notices and proxy materials and on the Company’s proxy card relating to the General Meeting, if provided or published, and that he or she, if elected, consents to serve on the Board of Directors and to be named in the Company’s disclosures and filings; (iv) a declaration signed by each Alternate Nominee as required under the Companies Law and any other applicable law and stock exchange rules and regulations for the appointment of such an Alternate Nominee and an undertaking that all of the information that is required under law and stock exchange rules and regulations to be provided to the Company in connection with such an appointment has been provided (including, information in respect of the Alternate Nominee as would be provided in response to the applicable disclosure requirements under Form 20-F (or Form 10-K, if applicable) or any other applicable form prescribed by the U.S. Securities and Exchange Commission (the “SEC”)); (v) a declaration made by the Alternate Nominee of whether he or she meets the criteria for an independent director and, if applicable, External Director of the Company under the Companies Law and/or under any applicable law, regulation or stock exchange rules, and if not, then an explanation of why not; and (vi) any other information required at the time of submission of the Proposal Request by applicable law, regulations or stock exchange rules. In addition, the Proposing Shareholder(s) and each Alternate Nominee shall promptly provide any other information reasonably requested by the Company, including a duly completed director and officer questionnaire, in such form as may be provided by the Company, with respect to each Alternate Nominee. The Board of Directors may refuse to acknowledge the nomination of any person not made in compliance with the foregoing. The Company shall be entitled to publish any information provided by a Proposing Shareholder or Alternate Nominee pursuant to this Article 39(e) and Article 25, and the Proposing Shareholder and Alternate Nominee shall be responsible for the accuracy and completeness thereof.

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(f) The Nominees or Alternate Nominees shall be elected by a resolution adopted at the General Meeting at which they are subject to election. Notwithstanding Articles 25(a) and 25(c), in the event of a Contested Election, the method of calculation of the votes and the manner in which the resolutions will be presented to the General Meeting shall be determined by the Board of Directors in its discretion. In the event that the Board of Directors does not or is unable to make a determination on such matter, then the method described in clause (ii) below shall apply. The Board of Directors may consider, among other things, the following methods: (i) election of competing slates of Director nominees (determined in a manner approved by the Board of Directors) by a majority of the voting power represented at the General Meeting in person or by proxy and voting on such competing slates, (ii) election of individual Directors by a plurality of the voting power represented at the General Meeting in person or by proxy and voting on the election of Directors (which shall mean that the nominees receiving the largest number of “for” votes will be elected in such Contested Election), (iii) election of each nominee by a majority of the voting power represented at the General Meeting in person or by proxy and voting on the election of Directors, provided that if the number of such nominees exceeds the number of Directors to be elected, then as among such nominees the election shall be by plurality of the voting power as described above, and (iv) such other method of voting as the Board of Directors deems appropriate, including use of a “universal proxy card” listing all Nominees and Alternate Nominees by the Company. For the purposes of these Articles, election of Directors at a General Meeting shall be considered a “Contested Election” if the aggregate number of Nominees and Alternate Nominees at such meeting exceeds the total number of Directors to be elected at such meeting, with the determination thereof being made by the Secretary (or, in the absence thereof, by the Chief Executive Officer of the Company) as of the close of the applicable notice of nomination period under Article 25 or under applicable law, based on whether one or more notice(s) of nomination were timely filed in accordance with Article 25, this Article 39 and applicable law; provided, however, that the determination that an election is a Contested Election shall not be determinative as to the validity of any such notice of nomination; and provided, further, that, if, prior to the time the Company mails its initial proxy statement in connection with such election of Directors, one or more notices of nomination of an Alternate Nominee are withdrawn such that the number of candidates for election as Director no longer exceeds the number of Directors to be elected, the election shall not be considered a Contested Election. At any General Meeting at which Directors are to be elected, each Shareholder shall be entitled to cast a number of votes with respect to nominees for election to the Board of Directors up to the total number of Directors to be elected at such meeting. Shareholders shall not be entitled to cumulative voting in the election of Directors.

(g) Notwithstanding anything to the contrary herein, this Article 39 and Article 42(e) may only be amended, replaced or suspended by a resolution adopted at a General Meeting by a majority of at least 65% of the total voting power of the Company’s shareholders.

(h) Notwithstanding anything to the contrary in these Articles, the election, qualification, removal or dismissal of External Directors, if so elected, shall be only in accordance with the applicable provisions set forth in the Companies Law.

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40.	Commencement of Directorship.

Without derogating from Article 39, the term of office of a Director shall commence as of the date of his or her appointment or election, or on a later date if so specified in his or her appointment or election.

41.	Continuing Directors in the Event of Vacancies.

The Board of Directors (and, if so determined by the Board of Directors, the General Meeting) may at any time and from time to time appoint any person as a Director to fill a vacancy (whether such vacancy is due to a Director no longer serving or due to the number of Directors serving being less than the maximum number stated in Article 38 hereof). In the event of one or more such vacancies in the Board of Directors, the continuing Directors may continue to act in every matter, provided, however, that if the number of Directors serving is less than the minimum number provided for pursuant to Article 38 hereof, they may only act in an emergency or to fill the office of a Director which has become vacant up to a number equal to the minimum number provided for pursuant to Article 38 hereof, or in order to call a General Meeting of the Company for the purpose of electing Directors to fill any or all vacancies. The office of a Director that was appointed by the Board of Directors to fill any vacancy shall only be for the remaining period of time during which the Director whose service has ended was filled would have held office, or in case of a vacancy due to the number of Directors serving being less than the maximum number stated in Article 38 hereof the Board of Directors shall determine at the time of appointment the class pursuant to Article 39 to which the additional Director shall be assigned. Notwithstanding anything to the contrary herein, this Article 41 may only be amended, replaced or suspended by a resolution adopted at a General Meeting by a majority of at least 65% of the total voting power of the Company’s shareholders.

42.	Vacation of Office.

The office of a Director shall be vacated and he shall be dismissed or removed:

(a) ipso facto, upon his or her death;

(b) if he or she is prevented by applicable law from serving as a Director;

(c) if the Board of Directors determines that due to his or her mental or physical state he or she is unable to serve as a director;

(d) if his or her directorship expires pursuant to these Articles and/or applicable law;

(e) by a resolution adopted at a General Meeting by a majority of at least 65% of the total voting power of the Company’s Shareholders (with such removal becoming effective on the date fixed in such resolution);

(f) by his or her written resignation, such resignation becoming effective on the date fixed therein, or upon the delivery thereof to the Company, whichever is later; or

(g) with respect to an External Director, if so elected, and notwithstanding anything to the contrary herein, only pursuant to applicable law.

43.	Conflict of Interests; Approval of Related Party Transactions.

(a) Subject to the provisions of applicable law and these Articles, no Director shall be disqualified by virtue of his or her office from holding any office or place of profit in the Company or in any company in which the Company shall be a shareholder or otherwise interested, or from contracting with the Company as vendor, purchaser or otherwise, nor shall any such contract, or any contract or arrangement entered into by or on behalf of the Company in which any Director shall be in any way interested, be avoided, nor, other than as required under the Companies Law, shall any Director be liable to account to the Company for any profit arising from any such office or place of profit or realized by any such contract or arrangement by reason only of such Director’s holding that office or of the fiduciary relations thereby established, but the nature of his or her interest, as well as any material fact or document, must be disclosed by him or her at the meeting of the Board of Directors at which the contract or arrangement is first considered, if his or her interest then exists, or, in any other case, at no later than the first meeting of the Board of Directors after the acquisition of his or her interest.

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(b) Subject to the Companies Law and these Articles, a transaction between the Company and an Office Holder, and a transaction between the Company and another entity in which an Office Holder of the Company has a personal interest, in each case, which is not an Extraordinary Transaction (as defined by the Companies Law), shall require only approval by the Board of Directors or a Committee of the Board of Directors. Such authorization, as well as the actual approval, may be for a particular transaction or more generally for specific type of transactions.

44.	Alternate Directors

(a) Subject to the provisions of the Companies Law, a Director may, by written notice to the Company, appoint, remove or replace any person as an alternate for himself or herself; provided that the appointment of such person shall have effect only upon and subject to its being approved by the Board of Directors (in these Articles, an “Alternate Director”). Unless the appointing Director, by the instrument appointing an Alternate Director or by written notice to the Company, limits such appointment to a specified period of time or restricts it to a specified meeting or action of the Board of Directors, or otherwise restricts its scope, the appointment shall be for all purposes, and for a period of time concurrent with the term of the appointing Director.

(b) Any notice to the Company pursuant to Article 43(a) shall be given in person to, or by sending the same by mail to the attention of the Chairperson of the Board of Directors at the principal office of the Company or to such other person or place as the Board of Directors shall have determined for such purpose, and shall become effective on the date fixed therein, upon the receipt thereof by the Company (at the place as aforesaid) or upon the approval of the appointment by the Board of Directors, whichever is later.

(c) An Alternate Director shall have all the rights and obligations of the Director who appointed him or her, provided however, that (i) he or she may not in turn appoint an alternate for himself or herself (unless the instrument appointing him or her otherwise expressly provides), and (ii) an Alternate Director shall have no standing at any meeting of the Board of Directors or any Committee thereof while the Director who appointed him or her is present.

(d) Any individual, who qualifies to be a member of the Board of Directors, may act as an Alternate Director. One person may not act as Alternate Director for several directors or if he or she is serving as a Director.

(e) The office of an Alternate Director shall be vacated under the circumstances, mutatis mutandis, set forth in Article 42, and such office shall ipso facto be vacated if the office of the Director who appointed such Alternate Director is vacated, for any reason.

Proceedings of the Board of Directors

45.	Meetings.

(a) The Board of Directors may meet and adjourn its meetings and otherwise regulate such meetings and proceedings as the Board of Directors thinks fit.

(b) A meeting of the Board of Directors shall be convened by the Secretary upon instruction of the Chairperson or upon a request of at least two Directors which is submitted to the Chairperson or in any event that such meeting is required by the provisions of the Companies Law. In the event that the Chairperson does not instruct the Secretary to convene a meeting upon a request of at least two (2) Directors within seven (7) days of such request, then such two Directors may convene a meeting of the Board of Directors. Any meeting of the Board of Directors shall be convened upon not less than two (2) days’ notice, unless such notice is waived in writing by all of the Directors as to a particular meeting or by their attendance at such meeting or unless the matters to be discussed at such meeting are of such urgency and importance that notice is reasonably determined by the Chairperson as ought to be waived or shortened under the circumstances.

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(c) Notice of any such meeting shall be given orally, by telephone, in writing or by mail, facsimile, email or such other means of delivery of notices as the Company may apply, from time to time.

(d) Notwithstanding anything to the contrary herein, failure to deliver notice to a Director of any such meeting in the manner required hereby may be waived by such Director, and a meeting shall be deemed to have been duly convened notwithstanding such defective notice if such failure or defect is waived prior to action being taken at such meeting, by all Directors entitled to participate at such meeting to whom notice was not duly given as aforesaid. Without derogating from the foregoing, no Director present at any time during a meeting of the Board of Directors shall be entitled to seek the cancellation or invalidation of any proceedings or resolutions adopted at such meeting on account of any defect in the notice of such meeting relating to the date, time or the place thereof or the convening of the meeting.

46.	Quorum.

Until otherwise unanimously decided by the Board of Directors, a quorum at a meeting of the Board of Directors shall be constituted by the presence in person or by any means of communication of a majority of the Directors then in office who are lawfully entitled to participate and vote in the meeting. No business shall be transacted at a meeting of the Board of Directors unless the requisite quorum is present (in person or by any means of communication on the condition that all participating Directors can hear each other simultaneously) when the meeting proceeds to business. If within thirty (30) minutes from the time appointed for a meeting of the Board of Directors a quorum is not present, the meeting shall stand adjourned at the same place and time 48 hours thereafter unless the Chairperson has determined that there is such urgency and importance that a shorter period is required under the circumstances. If an adjourned meeting is convened in accordance with the foregoing and a quorum is not present within 30 minutes of the announced time, the requisite quorum at such adjourned meeting shall be, any two (2) Directors, if the number of Directors then serving is up to five (5), and any three (3) Directors, if the number of Directors then serving is more than five (5), in each case who are lawfully entitled to participate in the meeting and who are present at such adjourned meeting. At an adjourned meeting of the Board of Directors the only matters to be considered shall be those matters which might have been lawfully considered at the meeting of the Board of Directors originally called if a requisite quorum had been present, and the only resolutions to be adopted are such types of resolutions which could have been adopted at the meeting of the Board of Directors originally called.

47.	Chairperson of the Board of Directors.

The Board of Directors shall, from time to time, elect one of its members to be the Chairperson of the Board of Directors, remove such Chairperson from office and appoint in his or her place. The Chairperson of the Board of Directors shall preside at every meeting of the Board of Directors, but if there is no such Chairperson, or if at any meeting he is not present within fifteen (15) minutes of the time fixed for the meeting or if he is unwilling to take the chair, the Directors present shall choose one of the Directors present at the meeting to be the Chairperson of such meeting. The office of Chairperson of the Board of Directors shall not, by itself, entitle the holder to a second or casting vote.

48.	Validity of Acts Despite Defects.

All acts done or transacted at any meeting of the Board of Directors, or of a Committee of the Board of Directors, or by any person(s) acting as Director(s), shall, notwithstanding that it may afterwards be discovered that there was some defect in the appointment of the participants in such meeting or any of them or any person(s) acting as aforesaid, or that they or any of them were disqualified, be as valid as if there were no such defect or disqualification.

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Chief Executive Officer

49.	Chief Executive Officer.

The Board of Directors shall from time to time appoint one or more persons, whether or not Directors, as Chief Executive Officer of the Company who shall have the powers and authorities set forth in the Companies Law, and may confer upon such person(s), and from time to time modify or revoke, such titles and such duties and authorities of the Board of Directors as the Board of Directors may deem fit, subject to such limitations and restrictions as the Board of Directors may from time to time prescribe. Such appointment(s) may be either for a fixed term or without any limitation of time, and the Board of Directors may from time to time (subject to any additional approvals required under, and the provisions of, the Companies Law and of any contract between any such person and the Company) fix their salaries and compensation, remove or dismiss them from office and appoint another or others in his, her or their place or places.

Minutes

50.	Minutes.

Any minutes of the General Meeting or the Board of Directors or any Committee thereof, if purporting to be signed by the Chairperson of the General Meeting, the Board of Directors or a Committee thereof, as the case may be, or by the Chairperson of the next succeeding General Meeting, meeting of the Board of Directors or meeting of a Committee, as the case may be, shall constitute prima facie evidence of the matters recorded therein.

Dividends

51.	Declaration of Dividends.

The Board of Directors may, from time to time, declare, and cause the Company to pay dividends as permitted by the Companies Law. The Board of Directors shall determine the time for payment of such dividends and the record date for determining the shareholders entitled thereto.

52.	Amount Payable by Way of Dividends.

Subject to the provisions of these Articles and subject to the rights or conditions attached at that time to any share in the capital of the Company granting preferential, special or deferred rights or not granting any rights with respect to dividends, any dividend paid by the Company shall be allocated among the Shareholders (not in default in payment of any sum referred to in Article 13 hereof) entitled thereto on a pari passu basis in proportion to their respective holdings of the issued and outstanding Shares in respect of which such dividends are being paid.

53.	Interest.

No dividend shall carry interest as against the Company.

54.	Payment in Specie.

If so declared by the Board of Directors, a dividend declared in accordance with Article 50 may be paid, in whole or in part, by the distribution of specific assets of the Company or by distribution of paid up shares, debentures or other securities of the Company or of any other companies, or in any combination thereof, in each case, the fair value of which shall be determined by the Board of Directors in good faith.

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55.	Implementation of Powers.

The Board of Directors may settle, as it deems fit, any difficulty arising with regard to the distribution of dividends, bonus shares or otherwise, and in particular, to issue certificates for fractions of shares and sell such fractions of shares in order to pay their consideration to those entitled thereto, or to set the value for the distribution of certain assets and to determine that cash payments shall be paid to the Shareholders on the basis of such value, or that fractions whose value is less than NIS 0.01 shall not be taken into account. The Board of Directors may instruct to pay cash or convey these certain assets to a trustee in favor of those people who are entitled to a dividend, as the Board of Directors shall deem appropriate.

56.	Deductions from Dividends.

The Board of Directors may deduct from any dividend or other moneys payable to any Shareholder in respect of a share any and all sums of money then payable by him or her to the Company on account of calls or otherwise in respect of shares of the Company and/or on account of any other matter of transaction whatsoever.

57.	Retention of Dividends.

(a) The Board of Directors may retain any dividend or other moneys payable or property distributable in respect of a share on which the Company has a lien, and may apply the same in or toward satisfaction of the debts, liabilities, or engagements in respect of which the lien exists.

(b) The Board of Directors may retain any dividend or other moneys payable or property distributable in respect of a share in respect of which any person is, under Articles 21 or 22, entitled to become a Shareholder, or which any person is, under said Articles, entitled to transfer, until such person shall become a Shareholder in respect of such share or shall transfer the same.

58.	Unclaimed Dividends.

All unclaimed dividends or other moneys payable in respect of a share may be invested or otherwise made use of by the Board of Directors for the benefit of the Company until claimed. The payment of any unclaimed dividend or such other moneys into a separate account shall not constitute the Company a trustee in respect thereof, and any dividend unclaimed after a period of one (1) year (or such other period determined by the Board of Directors) from the date of declaration of such dividend, and any such other moneys unclaimed after a like period from the date the same were payable, shall be forfeited and shall revert to the Company, provided, however, that the Board of Directors may, at its discretion, cause the Company to pay any such dividend or such other moneys, or any part thereof, to a person who would have been entitled thereto had the same not reverted to the Company. The principal (and only the principal) of any unclaimed dividend of such other moneys shall be if claimed, paid to a person entitled thereto.

59.	Mechanics of Payment.

Any dividend or other moneys payable in cash in respect of a share, less the tax required to be withheld pursuant to applicable law, may, as determined by the Board of Directors in its sole discretion, be paid by check or warrant sent through the post to, or left at, the registered address of the person entitled thereto or by transfer to a bank account specified by such person (or, if two or more persons are registered as joint holders of such share or are entitled jointly thereto in consequence of the death or bankruptcy of the holder or otherwise, to any one of such Persons or his or her bank account or the person who the Company may then recognize as the owner thereof or entitled thereto under Article 21 or 22 hereof, as applicable, or such person’s bank account), or to such person and at such other address as the person entitled thereto may by writing direct, or in any other manner the Board of Directors deems appropriate. Every such check or warrant or other method of payment shall be made payable to the order of the person to whom it is sent, or to such person as the person entitled thereto as aforesaid may direct, and payment of the check or warrant by the banker upon whom it is drawn shall be a good discharge to the Company. Every such check shall be sent at the risk of the Person entitled to the money represented thereby.

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Accounts

60.	Books of Account.

The Company’s books of account shall be kept at the Office of the Company, or at such other place or places as the Board of Directors may think fit, and they shall always be open to inspection by all Directors. No shareholder, not being a Director, shall have any right to inspect any account or book or other similar document of the Company, except as explicitly conferred by law or authorized by the Board of Directors. The Company shall make copies of its annual financial statements available for inspection by the Shareholders at the principal offices of the Company. The Company shall not be required to send copies of its annual financial statements to the Shareholders.

61.	Auditors.

The appointment, authorities, rights and duties of the auditor(s) of the Company, shall be regulated by applicable law, provided, however, that in exercising its authority to fix the remuneration of the auditor(s), the Shareholders in General Meeting may act (and in the absence of any action in connection therewith shall be deemed to have so acted) to authorize the Board of Directors (with right of delegation to a Committee thereof or to management) to fix such remuneration subject to such criteria or standards, and if no such criteria or standards are so provided, such remuneration shall be fixed in an amount commensurate with the volume and nature of the services rendered by such auditor(s). The General Meeting may, if so recommended by the Board of Directors, appoint the auditors for a period that may extend until the third Annual General Meeting after the Annual General Meeting in which the auditors were appointed.

62.	Fiscal Year.

The fiscal year of the Company shall be the 12 months period ending on December 31 of each calendar year.

Supplementary Registers

63.	Supplementary Registers.

Subject to and in accordance with the provisions of Sections 138 and 139 of the Companies Law, the Company may cause supplementary registers to be kept in any place outside Israel as the Board of Directors may think fit, and, subject to all applicable requirements of law, the Board of Directors may from time to time adopt such rules and procedures as it may think fit in connection with the keeping of such branch registers.

Exemption, Indemnity and Insurance

64.	Insurance.

Subject to the provisions of the Companies Law with regard to such matters, the Company may enter into a contract for the insurance of the liability, in whole or in part, of any of its Office Holders imposed on such Office Holder due to an act performed by or an omission of the Office Holder in the Office Holder’s capacity as an Office Holder of the Company arising from any matter permitted by law, including the following:

(a) a breach of duty of care to the Company or to any other person;

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(b) a breach of his or her duty of loyalty to the Company, provided that the Office Holder acted in good faith and had reasonable grounds to assume that act that resulted in such breach would not prejudice the interests of the Company;

(c) a financial liability imposed on such Office Holder in favor of any other person; and

(d) any other event, occurrence, matters or circumstances under any law with respect to which the Company may, or will be able to, insure an Office Holder, and to the extent such law requires the inclusion of a provision permitting such insurance in these Articles, then such provision is deemed to be included and incorporated herein by reference (including, without limitation, in accordance with Section 56h(b)(1) of the Securities Law, if and to the extent applicable, and Section 50P of the Economic Competition Law).

65.	Indemnity.

(a) Subject to the provisions of the Companies Law, the Company may retroactively indemnify an Office Holder of the Company to the maximum extent permitted under applicable law, including with respect to the following liabilities and expenses, provided that such liabilities or expenses were imposed on such Office Holder or incurred by such Office Holder due to an act performed by or an omission of the Office Holder in such Office Holder’s capacity as an Office Holder of the Company:

(i) a financial liability imposed on an Office Holder in favor of another person by any court judgment, including a judgment given as a result of a settlement or an arbitrator’s award which has been confirmed by a court;

(ii) reasonable litigation expenses, including legal fees, expended by the Office Holder as a result of an investigation or proceeding instituted against him or her by an authority authorized to conduct such investigation or proceeding, or in connection with a financial sanction, provided that (1) no indictment (as defined in the Companies Law) was filed against such Office Holder as a result of such investigation or proceeding; and (2) no financial liability in lieu of a criminal proceeding (as defined in the Companies Law) was imposed upon him or her as a result of such investigation or proceeding or if such financial liability was imposed, it was imposed with respect to an offense that does not require proof of criminal intent;

(iii) reasonable litigation costs, including legal fees, expended by an Office Holder or which were imposed on an Office Holder by a court in proceedings filed against the Office Holder by the Company or in its name or by any other person or in a criminal charge in respect of which the Office Holder was acquitted or in a criminal charge in respect of which the Office Holder was convicted for an offence which did not require proof of criminal intent; and

(iv) any other event, occurrence, matter or circumstance under any law with respect to which the Company may, or will be able to, indemnify an Office Holder, and to the extent such law requires the inclusion of a provision permitting such indemnity in these Articles, then such provision is deemed to be included and incorporated herein by reference (including, without limitation, in accordance with Section 56h(b)(1) of the Israeli Securities Law, if and to the extent applicable, and Section 50P(b)(2) of the RTP Law).

(b) Subject to the provisions of the Companies Law, the Company may undertake to indemnify an Office Holder, in advance, with respect to those liabilities and expenses described in the following Articles:

(i) Sub-Article 64(a)(ii) to 64(a)(iv); and

(ii) Sub-Article 64(a)(i), provided that:

(1) the undertaking to indemnify is limited to such events which the Directors shall deem to be foreseeable in light of the operations of the Company at the time that the undertaking to indemnify is made and for such amounts or criterion which the Directors may, at the time of the giving of such undertaking to indemnify, deem to be reasonable under the circumstances; and

(2) the undertaking to indemnify shall set forth such events which the Directors shall deem to be foreseeable in light of the operations of the Company at the time that the undertaking to indemnify is made, and the amounts and/or criterion which the Directors may, at the time of the giving of such undertaking to indemnify, deem to be reasonable under the circumstances.

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66.	Exemption.

Subject to the provisions of the Companies Law, the Company may, to the maximum extent permitted by law, exempt and release, in advance, any Office Holder from any liability for damages arising out of a breach of a duty of care.

67.	General.

(a) Any amendment to the Companies Law or any other applicable law adversely affecting the right of any Office Holder to be indemnified, insured or exempt pursuant to Articles 63 to 65 and any amendments to Articles 63 to 65 shall be prospective in effect, and shall not affect the Company’s obligation or ability to indemnify, insure or exempt an Office Holder for any act or omission occurring prior to such amendment, unless otherwise provided by applicable law.

(b) The provisions of Articles 63 to 65 (i) shall apply to the maximum extent permitted by law (including, the Companies Law, the Securities Law and the Economic Competition Law); and (ii) are not intended, and shall not be interpreted so as to restrict the Company, in any manner, in respect of the procurement of insurance and/or in respect of indemnification (whether in advance or retroactively) and/or exemption, in favor of any person who is not an Office Holder, including, without limitation, any employee, agent, consultant or contractor of the Company who is not an Office Holder; and/or any Office Holder to the extent that such insurance and/or indemnification is not specifically prohibited under law.

Winding Up

68.	Winding Up.

If the Company is wound up, then, subject to applicable law and to the rights of the holders of shares with special rights upon winding up, the assets of the Company available for distribution among the Shareholders shall be distributed to them in proportion to the number of issued and outstanding shares held by each Shareholder.

Notices

69.	Notices.

(a) Any written notice or other document may be served by the Company upon any Shareholder either personally, by facsimile, email or other electronic transmission, or by sending it by prepaid mail (airmail if sent internationally) addressed to such Shareholder at his or her address as described in the Register of Shareholders or such other address as the Shareholder may have designated in writing for the receipt of notices and other documents.

(b) Any written notice or other document may be served by any Shareholder upon the Company by tendering the same in person to the Secretary or the Chief Executive Officer of the Company at the principal office of the Company, by facsimile transmission, or by sending it by prepaid registered mail (airmail if posted outside Israel) to the Company at its Office.

(c) Any such notice or other document shall be deemed to have been served:

(i) in the case of mailing, forty-eight (48) hours after it has been posted, or when actually received by the addressee if sooner than forty-eight hours after it has been posted, or

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(ii) in the case of overnight air courier, on the next business day following the day sent, with receipt confirmed by the courier, or when actually received by the addressee if sooner than three business days after it has been sent;

(iii) in the case of personal delivery, when actually tendered in person, to such addressee;

(iv) in the case of facsimile, email or other electronic transmission, on the first business day (during normal business hours in place of addressee) on which the sender receives automatic electronic confirmation by the addressee’s facsimile machine that such notice was received by the addressee or delivery confirmation from the addressee’s email or other communication server.

(d) If a notice is, in fact, received by the addressee, it shall be deemed to have been duly served, when received, notwithstanding that it was defectively addressed or failed, in some other respect, to comply with the provisions of this Article 68.

(e) All notices to be given to the Shareholders shall, with respect to any share to which persons are jointly entitled, be given to whichever of such persons is named first in the Register of Shareholders, and any notice so given shall be sufficient notice to the holders of such share.

(f) Any Shareholder whose address is not described in the Register of Shareholders, and who shall not have designated in writing an address for the receipt of notices, shall not be entitled to receive any notice from the Company.

(g) Notwithstanding anything to the contrary contained herein, notice by the Company of a General Meeting, containing the information required by applicable law and these Articles to be set forth therein, which is published, within the time otherwise required for giving notice of such meeting, in either or several of the following manners (as applicable) shall be deemed to be notice of such meeting duly given, for the purposes of these Articles, to any Shareholder whose address as registered in the Register of Shareholders (or as designated in writing for the receipt of notices and other documents) is located either inside or outside the State of Israel:

(i) if the Company’s shares are then listed for trading on a national securities exchange in the United States or quoted in an over-the-counter market in the United States, publication of notice of a General Meeting pursuant to a report or a schedule filed with, or furnished to, the SEC pursuant to the Securities Exchange Act of 1934, as amended; and/or

(ii) on the Company’s internet site.

(h) The mailing or publication date and the record date and/or date of the meeting (as applicable) shall be counted among the days comprising any notice period under the Companies Law and the regulations thereunder.

Amendment

70.	Amendment.

Any amendment of these Articles shall require, in addition to the approval of the General Meeting of shareholders in accordance with these Articles, also the approval of the Board of Directors with the affirmative vote of a majority of the then serving Directors.

Forum for Adjudication of Disputes

71.	Forum for Adjudication of Disputes.

(a) Unless the Company consents in writing to the selection of an alternative forum, with respect to any causes of action arising under the U.S. Securities Act of 1933 as amended, against any person or entity, including such claims brought against the Company, its directors, officers, employees, advisors, attorneys, accountants or underwriters, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the U.S. Securities Act of 1933, as amended; and (b) unless the Company consents in writing to the selection of an alternative forum, the competent courts in Tel Aviv, Israel shall be the exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s shareholders, or (iii) any action asserting a claim arising pursuant to any provision of the Companies Law or the Securities Law. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of the Company shall be deemed to have notice of and consented to these provisions.

*	*	*

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